November 28, 2006
GROWTH & CORE
 Janus Adviser Large Cap Growth Fund
 Janus Adviser Forty Fund
 Janus Adviser Orion Fund
 Janus Adviser Mid Cap Growth Fund
 Janus Adviser Small-Mid Growth Fund
 Janus Adviser Growth and Income Fund
 Janus Adviser Fundamental Equity Fund
   (Formerly named Janus Adviser
   Core Equity Fund)
 Janus Adviser Contrarian Fund
 Janus Adviser Balanced Fund

RISK-MANAGED
 Janus Adviser INTECH Risk-Managed
   Growth Fund
   (Formerly named Janus Adviser
   Risk-Managed Growth Fund)
 Janus Adviser INTECH Risk-Managed Core Fund
   (Formerly named Janus Adviser
   Risk-Managed Core Fund)
 Janus Adviser INTECH Risk-Managed Value Fund
   (Formerly named Janus Adviser
   Risk-Managed Value Fund)

VALUE
 Janus Adviser Mid Cap Value Fund
 Janus Adviser Small Company Value Fund

INTERNATIONAL & GLOBAL
 Janus Adviser Worldwide Fund
 Janus Adviser International Equity Fund
 Janus Adviser International Growth Fund

ALTERNATIVE
 Janus Adviser Long/Short Fund

BOND
 Janus Adviser Flexible Bond Fund
 Janus Adviser High-Yield Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS R SHARES
                                 CLASS S SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of certain Funds. The name change for Janus Adviser Fundamental Equity Fund was effective June 30, 2006. The name changes for Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Value Fund were effective February 28, 2006.

     Shares of the Funds may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2006, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020.

(JANUS LOGO)

TABLE OF CONTENTS
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    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks............................    2

    Investment Adviser and Subadvisers.........................   45

    Custodian, Transfer Agent, and Certain Affiliations........   76

    Portfolio Transactions and Brokerage.......................   80

    Trustees and Officers......................................   87

    Shares of the Trust........................................  110
       Net Asset Value Determination...........................  110
       Purchases...............................................  111
       Distribution and Shareholder Servicing Plans............  116
       Redemptions.............................................  120

    Income Dividends, Capital Gains Distributions, and Tax
    Status.....................................................  125

    Principal Shareholders.....................................  127

    Miscellaneous Information..................................  144
       Shares of the Trust.....................................  144
       Shareholder Meetings....................................  145
       Voting Rights...........................................  145
       Independent Registered Public Accounting Firm...........  146
       Registration Statement..................................  146

    Financial Statements.......................................  147

    Appendix A.................................................  148
       Explanation of Rating Categories........................  148

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ADVISER SERIES

   This Statement of Additional Information includes information about 20 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

   EQUITY FUNDS. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Contrarian Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, and Long/Short Fund are referred to collectively in this SAI as the "Equity Funds."

   BOND FUNDS. Flexible Bond Fund and High-Yield Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

   The Investment Company Act of 1940, as amended, ("1940 Act") classifies mutual funds as either diversified or nondiversified. Forty Fund, Orion Fund, Contrarian Fund, and Long/Short Fund are classified as nondiversified. Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Flexible Bond Fund, and High-Yield Fund are classified as diversified.

SUBADVISERS

   FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund (together, the "Risk-Managed Funds").

   FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.

   (1) With respect to 75% of its total assets, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Flexible Bond Fund, and High-Yield Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

   Long/Short Fund may not invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities and securities of other investment companies).

   (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   Long/Short Fund may not borrow money, except as permitted by the 1940 Act or exemptions therefrom and the rules and interpretive provisions of the Securities and Exchange Commission ("SEC") thereunder.

   As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) If a Fund is an approved underlying fund (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund) in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

   (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, each Fund except Flexible Bond Fund, and High-Yield Fund may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets (limitation not applicable to Long/ Short Fund). Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   Long/Short Fund may not mortgage, pledge, hypothecate, or in manner transfer any securities or other assets owned or held by the Fund except in connection with permitted borrowings and in connection with margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving short sales, options, futures contracts, and other permitted investment techniques.

   (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (f) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

   BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund will normally be invested in fixed-income senior securities.

INVESTMENT STRATEGIES AND RISKS

Diversification

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A Fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a Fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers and/or investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

Cash Position

   As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")

   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund's liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

   Each Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Unless otherwise limited by its specific investment policies, each Fund, and each Risk-Managed Fund to the extent that foreign securities may be included in its benchmark index, may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Worldwide Fund and International Growth Fund, may invest an unlimited amount of their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets. Orion Fund, Small-Mid Growth Fund, and Contrarian Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q, which are filed with the SEC.

Borrowing

   Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

   The use of borrowing by Long/Short Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Short Sales

   Each Fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

   Each Fund, with the exception of the Risk-Managed Funds, Flexible Bond Fund, and High-Yield Fund, may also engage in "naked" short sales. A Fund may engage in naked short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

   The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund may lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

   Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. With the exception of Long/Short Fund, the total market value of all of a Fund's naked short sale positions will not exceed 8% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Flexible Bond Fund and High-Yield Fund) of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of Janus-managed funds as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

   Each Fund, and each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, and particularly Balanced Fund and Flexible Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Real Estate Investment Trusts ("REITs")

   REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issues by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   Long/Short Fund, Flexible Bond Fund, and High-Yield Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sales price and the lower forward price purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sales.

   Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

   Balanced Fund, Flexible Bond Fund, and High-Yield Fund (no more than 20% of each Fund's total assets) and Long/Short Fund (no more than 5% of the Fund's total assets) may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR").

   When a Fund purchases an assignment, it typically acquires direct rights against the borrower in the loan. However, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. A Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but may otherwise be entitled to all of such bank's rights in the loan. Additional risks are involved in purchasing assignments. For example, if a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. Legal theories of lender liability could conceivably be applied against a Fund. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

   If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. A Fund generally will have no right to enforce compliance by the borrower with the terms of the underlying loan agreement, nor any rights with respect to set-off against the borrower and the Fund may not directly benefit from any collateral supporting the underlying loan. As a result, a Fund may assume the credit risk of both the borrower and the lender. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV.

   The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

   A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value.

   Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

High-Yield/High-Risk Bonds

   High-Yield Fund may invest without limit in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest more than 35% of its net assets in such bonds, and Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Fundamental Equity

   Fund, Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and International Equity Fund will, under normal circumstances, each limit its investments in such bonds to 20% or less of its net assets. The Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless the portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

   FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Fund's custodian or subcustodian for the benefit of the

   FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. Effective February 13, 2006, FCMs may no longer maintain margin assets with the Fund's custodian or subcustodian and are required to hold such accounts directly.

   The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   With the exception of the Risk-Managed Funds, if a Fund owns bonds and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A

   Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

   In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

   The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   A put option written by a Fund is "covered" if that Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

   The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

   A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Fund, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Fund, with the exception of the Risk-Managed Funds, may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   Long/Short Fund, Flexible Bond Fund, and High-Yield Fund may enter into credit default swap agreements (with values not to exceed 10% of the net assets of a Fund) for investment purposes and to add leverage to their portfolios. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

   Long/Short Fund, Flexible Bond Fund, and High-Yield Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case that Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

PORTFOLIO TURNOVER

   Portfolio turnover rates for the fiscal years ended July 31, 2006 and July 31, 2005 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transactions costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

                                  Portfolio Turnover for    Portfolio Turnover for
                                  the fiscal year ended     the fiscal year ended
Fund Name                             July 31, 2006             July 31, 2005
----------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                     81%                       62%
  Forty Fund                                55%                       45%
  Orion Fund                                57%                       N/A
  Mid Cap Growth Fund                       43%                       32%
  Small-Mid Growth Fund                    261%(1)                    N/A
  Growth and Income Fund                    42%                       43%
  Fundamental Equity Fund(2)                48%                       80%
  Contrarian Fund                           37%                       N/A
  Balanced Fund                             49%                       47%
RISK-MANAGED
  Risk-Managed Growth Fund                 100%                      106%
  Risk-Managed Core Fund                    98%                       80%
  Risk-Managed Value Fund(3)                98%(4)                    N/A
VALUE
  Mid Cap Value Fund                        67%                       71%
  Small Company Value Fund                  53%                       45%
INTERNATIONAL & GLOBAL
  Worldwide Fund                            48%                       33%
  International Equity Fund(5)              N/A                       N/A
  International Growth Fund                 65%                       50%
ALTERNATIVE
  Long/Short Fund(6)                        N/A                       N/A
BOND
  Flexible Bond Fund(7)                    140%                      186%
  High-Yield Fund                          162%                       N/A

(1) The increase in the portfolio turnover rate was primarily due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.
(2) Formerly named Core Equity Fund.
(3) Annualized for periods of less than one full year.
(4) December 30, 2005 (inception) to July 31, 2006.
(5) Commenced investment operations on November 28, 2006.

(6) Commenced investment operations on August 1, 2006.
(7) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 142% in 2006 and 195% in 2005.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Funds, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Funds and to protect the confidentiality of the Funds' portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag basis, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for each fund (except that certain funds publish the top five portfolio holdings) are published monthly with a 30-day lag basis, and quarterly with a 15-day lag basis, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for certain funds are published monthly with a 30-day lag basis, and quarterly with a 15-day lag basis, on www.janus.com.

   Long/Short Fund discloses its short positions only to the extent required in regulatory reports. Information regarding short positions is not available on www.janus.com.

   Specific portfolio level performance attribution information and statistics for all funds shall be available to any person monthly upon request, with a 30-day lag basis, following the posting of the funds' portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the funds.

   The funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                Monthly; Quarterly   Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
Credit Suisse APAF                    Monthly              30 days
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
International Data Corporation        Daily                Current
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current
Rocaton Investment Advisors, LLC      As needed            Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Macgregor Group, Inc.             As needed            Current
The Yield Book Inc.                   Daily                Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship, and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley DW Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from the Fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Funds.

   Janus Distributors or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds.

   The Funds pay custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and is calculated at the annual rate as shown below for each Fund. The following table reflects the Funds' contractual investment advisory fee rates during the most recent fiscal year.

                                                        Contractual Investment
                                  Average Daily Net       Advisory Fees (%)
Fund Name                           Assets of Fund          (annual rate)
------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund           All Asset Levels               0.64
  Forty Fund                      All Asset Levels               0.64
  Orion Fund                      All Asset Levels               0.64
  Mid Cap Growth Fund             All Asset Levels               0.64
  Small-Mid Growth Fund           All Asset Levels               0.64
  Growth and Income Fund          All Asset Levels               0.62
  Fundamental Equity Fund(1)      All Asset Levels               0.60
  Contrarian Fund                 All Asset Levels               0.64
  Balanced Fund                   All Asset Levels               0.55
RISK-MANAGED
  Risk-Managed Growth Fund        All Asset Levels               0.50
  Risk-Managed Core Fund          All Asset Levels               0.50
  Risk-Managed Value Fund         All Asset Levels               0.50
VALUE
  Mid Cap Value Fund(2)           All Asset Levels               0.64
  Small Company Value Fund        All Asset Levels               0.74
INTERNATIONAL & GLOBAL
  Worldwide Fund                  All Asset Levels               0.60(3)
  International Equity Fund       All Asset Levels               0.68
  International Growth Fund       All Asset Levels               0.64
ALTERNATIVE
  Long/Short Fund                 All Asset Levels               1.25
BOND
  Flexible Bond Fund              First $300 Million             0.50
                                  Over $300 Million              0.40
  High-Yield Fund                 First $300 Million             0.65
                                  Over $300 Million              0.55

(1) Formerly named Core Equity Fund.
(2) Perkins, the Fund's subadviser, receives directly from the Fund a fee equal to 50% of the investment advisory fee (less any fee waivers or expense reimbursements).
(3) The investment advisory agreement for the Fund with Janus Capital provides for the payment by the Fund of a base management fee at the annual rate of 0.60% of the average daily net assets of the Fund ("Base Fee"), subject to a performance fee adjustment commencing February 1, 2007, as described in the Prospectus. The performance fee adjustment is based on the total return performance of the Fund's load-waived Class A Shares ("Fund Performance") as compared to the performance of the Fund's benchmark, the Morgan Stanley Capital International World Index(SM) ("Benchmark Performance").

    Additionally, for the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the Base Fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if Fund Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Base Fee, is less than Benchmark Performance for that period, as follows:

    Percent by Which Fund Performance
              is Less than                    Annual Rate of Waiver
          Benchmark Performance         as Percent of Average Net Assets*
    ---------------------------------------------------------------------
                   0.0                                  0.0
                  -0.5                               0.0125
                  -1.0                               0.0250
                  -1.5                               0.0375
                  -2.0                               0.0500
                  -2.5                               0.0625
                  -3.0                               0.0750
                  -3.5                               0.0875
                  -4.0                               0.1000
                  -4.5                               0.1125
                  -5.0                               0.1250
                  -5.5                               0.1375
                  -6.0                               0.1500
    ---------------------------------------------------------------------

   * The waiver is calculated in increments of 0.0125% for every full 0.5% of Fund Performance below Benchmark Performance, with a maximum waiver of 0.15%.

     For example, the first waiver will be calculated based on Fund Performance compared to Benchmark Performance for the period from February 1, 2006 to June 30, 2006. If Fund Performance is less than Benchmark Performance by 0.5% or more, a waiver will be applied to reduce management fees paid by the Fund during the month of July 2006. A similar calculation will be repeated monthly, with each successive monthly calculation based on a period that includes the most recently completed month, until the last waiver, if any, is calculated for the period from February 1, 2006 through December 31, 2006 and applied during January 2007. The Waiver Period terminates effective January 31, 2007. Because any fee waiver will have a positive effect upon the Fund's performance, fee waivers during the Waiver Period may effect the performance fee adjustment commencing February 1, 2007, in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital after February 1, 2007, under some circumstances, may exceed the cumulative dollar amount of management fees waived by Janus Capital during the Waiver Period.

     During the Waiver Period, even if Fund Performance should exceed Benchmark Performance, the management fee will not exceed the Base Fee, and Janus Capital may not recover any management fees previously waived.

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE

   APPLIES TO RISK-MANAGED CORE FUND, CONTRARIAN FUND, MID CAP VALUE FUND, WORLDWIDE FUND, AND INTERNATIONAL EQUITY FUND ONLY
   Effective January 1, 2006 for Risk-Managed Core Fund, effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, and effective December 1, 2006 for International Equity Fund, each Fund implemented an investment advisory fee rate that adjusts upward or downward based upon each Fund's performance relative to its respective benchmark index. Any performance adjustment commences January 2007 for Risk-Managed Core Fund, February 2007 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund and December 2007 for International Equity Fund. Until that time, only the contractual rate shown in the table on the previous page will apply.

   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate will apply for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect (which was January 1, 2006, February 1, 2006, or December 1, 2006, as noted above). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

   For each Fund, the fixed rate used in computing the Base Fee is the same as that used in computing the fee paid to Janus Capital by the Fund under its investment advisory agreement effective during the most recent fiscal year. The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.

   The investment performance of a Fund's load-waived Class A Shares ("Class A Shares") is used for purposes of calculating the Fund's Performance Adjustment.

   After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

   The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

   The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

   If the average daily net assets of a Fund remain constant during a 36 month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36 month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

   Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

   The Base Fee would be computed as follows:

   $200 million x 0.60% / 12 = $100,000

   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.

   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances, involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Fund.

   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36 month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

   The Base Fee would be computed as follows:

   $800 million x 0.60% / 12 = $400,000

   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.

   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

   The Base Fee for each Fund (which is the same as the annual investment advisory fee rate paid by the Fund during the most recent fiscal year) and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                         Base Fee (%)
    Fund Name                         Benchmark Index                    (annual rate)
    ------------------------------------------------------------------------------------
    Risk-Managed Core Fund            S&P 500(R) Index(1)                  0.50(2)
    Contrarian Fund                   S&P 500(R) Index(1)                  0.64
    Mid Cap Value Fund                Russell Midcap(R) Value              0.64(4)
                                      Index(3)
    Worldwide Fund                    MSCI World Index(SM)(5)              0.60
    International Equity Fund         MSCI EAFE(R) Index(6)                0.68


   (1) The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) Janus Capital, and not Risk-Managed Core Fund, pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. For the fiscal year ended July 31, 2006, that fee was calculated at an annual rate of 0.26% of the Fund's average daily net assets. Effective January 1, 2007, the subadvisory fee paid by Janus Capital to INTECH will adjust upward or downward based on the Fund's performance relative to its benchmark index.
   (3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth rates.
   (4) This amount is reduced by the amount payable by Mid Cap Value Fund to Perkins, the subadviser to Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended July 31, 2006, Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets.
   (5) The MSCI World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.
   (6) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.

   The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36 month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended July 31, 2006 is shown below:

    Fund                                                         Net Assets (000s)
    ------------------------------------------------------------------------------
    Risk-Managed Core Fund                                           $100,981
    Contrarian Fund                                                  $ 10,227
    Mid Cap Value Fund                                               $323,706
    Worldwide Fund                                                   $145,354
    International Equity Fund                                             N/A

   EXAMPLES: CONTRARIAN FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 7%

   If the Fund has outperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 7%

   If the Fund has underperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of -0.15%           1/12th of 0.49%

   Because the Fund is a new fund that commenced operations on August 1, 2005, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

   EXAMPLES: MID CAP VALUE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the

   Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell Midcap(R) Value Index.

   Example 1: Fund Outperforms Its Benchmark By 4%

   If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 4%

   If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                      1/12th of -0.15%            1/12th of 0.49%

   Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Mid Cap Value Fund, and Perkins, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise paid to Janus Capital by the Fund (and Janus Capital's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that the subadvisory fee rate for fees paid by the Fund to Perkins will adjust upward or downward in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Mid Cap Value Fund's Class A Shares' performance relative to the Russell Midcap(R) Value Index.

   EXAMPLES: RISK-MANAGED CORE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the

   Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 4%

   If the Fund has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                       1/12th of 0.15%            1/12th of 0.65%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                            0.00                  1/12th of 0.50%

   Example 3: Fund Underperforms Its Benchmark By 4%

   If the Fund has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                      1/12th of -0.15%            1/12th of 0.35%

   EXAMPLES: WORLDWIDE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World Index(SM).

   Example 1: Fund Outperforms Its Benchmark By 6%

   If the Fund has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                       1/12th of 0.15%            1/12th of 0.75%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                            0.00                  1/12th of 0.60%

   Example 3: Fund Underperforms Its Benchmark By 6%

   If the Fund has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                      1/12th of -0.15%            1/12th of 0.45%

   EXAMPLES: INTERNATIONAL EQUITY FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI EAFE(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 7%

   If the Fund has outperformed the MSCI EAFE(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.68%                       1/12th of 0.15%            1/12th of 0.83%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the MSCI EAFE(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.68%                            0.00                  1/12th of 0.68%

   Example 3: Fund Underperforms Its Benchmark By 7%

   If the Fund has underperformed the MSCI EAFE(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.68%                      1/12th of -0.15%            1/12th of 0.53%

   Because the Fund is a new fund that commenced operations on November 28, 2006, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

   FEE WAIVERS

   Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-1), as well as the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, see the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue such waivers until at least December 1, 2007, and with respect to International Equity Fund, the waiver will be in effect until December 1, 2008.

                                  Expense Limit
Fund Name                         Percentage (%)
------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                0.66
  Forty Fund                           0.67
  Orion Fund                           0.95
  Mid Cap Growth Fund                  0.65
  Small-Mid Growth Fund                1.05
  Growth and Income Fund               0.99
  Fundamental Equity Fund(1)           0.70
  Contrarian Fund                      0.95(2)
  Balanced Fund                        0.57
RISK-MANAGED
  Risk-Managed Growth Fund             0.60
  Risk-Managed Core Fund               0.60(2)
  Risk-Managed Value Fund(3)           0.60
VALUE
  Mid Cap Value Fund                   0.74(2)
  Small Company Value Fund             1.00
INTERNATIONAL & GLOBAL
  Worldwide Fund                       0.65(2)
  International Equity Fund            1.25(2)
  International Growth Fund            0.73
ALTERNATIVE
  Long/Short Fund(3)                   1.74
BOND
  Flexible Bond Fund                   0.55
  High-Yield Fund                      0.90

(1) Formerly named Core Equity Fund.
(2) Effective January 1, 2006 for Risk-Managed Core Fund, and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. In addition, International Equity Fund has a performance-based investment advisory fee with a fee rate that is subject to an upward or downward adjustment effective December 1, 2007, based upon the Fund's performance relative to its benchmark index. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until December 1, 2007, with the exception of International Equity Fund, which will be in effect until December 1, 2008.

(3) Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted above, exceed the percentages stated.

   The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended July
   31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.

                                        2006                            2005                           2004
                              ------------------------       --------------------------     ---------------------------
Fund Name                     Advisory Fees   Waivers        Advisory Fees     Waivers      Advisory Fees      Waivers
-----------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund         $ 1,234,809    $217,449        $1,715,414       $148,918      $2,614,730        $ 82,916
 Forty Fund                    $10,132,729    $288,516        $7,068,176       $ 12,802      $7,313,473        $      0
 Orion Fund                    $     7,348    $  7,348(1)            N/A            N/A             N/A             N/A
 Mid Cap Growth Fund           $   657,084    $234,715        $  653,864       $150,521      $1,510,399        $128,053
 Small-Mid Growth Fund         $    10,467    $ 10,467(1)            N/A            N/A             N/A             N/A
 Growth and Income Fund        $ 1,650,202          --        $1,412,475             --      $1,764,641        $      0
 Fundamental Equity Fund(2)    $   345,456    $159,593        $  248,851       $136,264      $  303,857        $101,822
 Contrarian Fund               $    19,588    $ 19,588(1)            N/A            N/A             N/A             N/A
 Balanced Fund                 $ 3,130,701    $228,416        $3,741,111       $101,608      $6,151,574        $ 64,359
RISK-MANAGED
 Risk-Managed Growth Fund      $   984,578    $ 68,940        $  325,525       $113,628      $  285,669        $ 63,936
 Risk-Managed Core Fund        $   264,681    $172,466        $   80,362       $ 80,362(1)   $   75,496        $ 75,496(1)
 Risk-Managed Value Fund       $    44,801(3) $ 44,801(1)(3)         N/A            N/A             N/A             N/A
VALUE
 Mid Cap Value Fund            $ 1,238,804    $289,866        $  286,884       $113,990      $  102,065        $ 91,723
 Small Company Value Fund      $   188,824    $ 72,458        $  144,379       $ 72,663      $  109,588        $109,588(1)
INTERNATIONAL & GLOBAL
 Worldwide Fund                $ 1,980,411    $112,187        $3,519,279       $ 14,207      $6,691,504        $215,469
 International Equity
   Fund(4)                             N/A         N/A               N/A            N/A             N/A             N/A
 International Growth Fund     $ 3,008,452    $  8,709        $1,906,536       $ 51,612      $2,733,301        $ 29,598
ALTERNATIVE
 Long/Short Fund(5)                    N/A         N/A               N/A            N/A             N/A             N/A
BOND
 Flexible Bond Fund            $   255,173    $212,913        $  343,059       $134,069      $  646,777        $111,543
 High-Yield Fund               $    16,939    $ 16,939(1)            N/A            N/A             N/A             N/A

(1) Fee waiver by Janus Capital exceeded the advisory fee.
(2) Formerly named Core Equity Fund.
(3) December 30, 2005 (inception) to July 31, 2006.
(4) Commenced investment operations on November 28, 2006.
(5) Commenced investment operations on August 1, 2006.


   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) is included in the Funds' semiannual and/or annual reports to shareholders.


SUBADVISERS

   Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Mid Cap Value Fund.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

   Janus Capital has entered into Sub-Advisory Agreements with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund.

   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital indirectly owns approximately 82.5% of the outstanding voting shares of INTECH.

   Under the Sub-Advisory Agreements between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.


   The Sub-Advisory Agreements will continue from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination by the Funds or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreements.


   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO RISK-MANAGED CORE FUND
   Effective January 1, 2006, the subadvisory fee rate for Risk-Managed Core Fund changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index. This change will not impact the subadvisory fee until January 1, 2007. Janus Capital, and not Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.

   On December 29, 2005, shareholders of Risk-Managed Core Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduces a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index, the S&P 500(R) Index. Under the Amended Sub-Advisory Agreement, the subadvisory fee rate paid by Janus Capital to INTECH consists of two components: (i) a base fee calculated and accrued daily and payable monthly equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) half of any performance fee adjustment paid to Janus Capital by the Fund ("Performance Adjustment") pursuant to the investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund as approved by shareholders on December 29, 2005. No Performance Adjustment is paid to INTECH until the amended subadvisory agreement has been in effect for at least 12 months (which is January 1, 2007).

   The Base Fee rate is the same as the current annual fixed-rate fee paid by Janus Capital to INTECH under its Sub-Advisory Agreement in effect during the most recent fiscal year. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

   The amended subadvisory agreement and the new fee schedule became effective on January 1, 2006. For the first 12 months after the effective date, only the Base Fee rate applies. When the amended subadvisory agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the amended subadvisory agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment is calculated using a rolling 36 month period.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

   Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   Under the Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Fund (calculated after any fee waivers and expense reimbursements). As a result of the reduction of advisory fees paid by Mid Cap Value Fund to Janus Capital in connection with the Assurance of Discontinuance entered into with the New York Attorney General in August 2004, Janus Capital has agreed until January 31, 2007, to pay Perkins a fee equivalent to approximately one-half of the reduction with respect to the Fund.

   The Sub-Advisory Agreement with Perkins will continue in effect until February 1, 2007, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO MID CAP VALUE FUND
   As a result of shareholder approval of Mid Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to the Russell Midcap(R) Value Index, the Fund's benchmark index. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from the Fund equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

   Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended July 31, 2006.

    Fund Name                                                 Subadviser   Annual Rate (%)
    --------------------------------------------------------------------------------------
    Risk-Managed Growth Fund                                   INTECH           0.26
    Risk-Managed Core Fund                                     INTECH           0.26
    Risk-Managed Value Fund                                    INTECH           0.26
    Mid Cap Value Fund                                         Perkins          0.32(1)

   (1) Net of fee reimbursement.

   The Risk-Managed Funds pay no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees. During the fiscal year ended July 31, 2006, Mid Cap Value Fund paid subadvisory fees to Perkins of $474,469.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small, mid, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group (small, mid, or large-cap) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the after market unless instructed by the portfolio managers and/or investment personnel to do otherwise. The portfolio managers and/or investment personnel intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

   Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as described under "Additional Information about Janus Capital." In addition, procedures prohibit the execution of a short sale by Long/Short Fund when another fund or account managed by Long/Short Fund's investment personnel hold the security long. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Long/Short Fund and other Janus funds and accounts.

   INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Funds. INTECH, the subadviser for Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund, generates daily trades for all of its clients, including Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Mid Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Mid Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy,

   Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
   (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

   GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS Benchmark Proxy Voting Guidelines or ISS Taft-Hartley Proxy Voting Guidelines (collectively referred to as "ISS Recommendations"). INTECH's standard proxy voting procedure is to vote proxies pursuant to ISS Taft-Hartley Proxy Voting Guidelines ("ISS-TH"), which were developed by ISS in conjunction with the AFL-CIO (formerly known as the ISS Proxy Voting Service or PVS Guidelines). INTECH also offers clients the option of voting proxies in accordance with the ISS Benchmark Proxy Voting Guidelines ("ISS-BK"), which are generally more management oriented. Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-BK or ISS-TH Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.

   JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-BK or ISS-TH Proxy Voting Guidelines.

   VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK or ISS-TH Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with ISS-TH Guidelines. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with the ISS Guidelines.

   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS-BK or ISS-TH Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

   - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

   - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

   - Any attempts to influence the proxy voting process shall be reported immediately to INTECH's Chief Compliance Officer.

   - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to INTECH's Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, Chief Legal Counsel, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

   As disclosed above, in the absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with ISS-TH Guidelines. The ISS-TH Guidelines are based upon the AFL-CIO Proxy Voting Guidelines which comply with the fiduciary standards delineated by the U.S. Department of Labor for Taft-Hartley accounts. INTECH selected the ISS-TH Guidelines as they apply a reasonable standard for enhancing shareholder value as it relates to corporate governance matters. INTECH's policy may result in INTECH obtaining and retaining Taft-Hartley (or other union-affiliated) clients.

   REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK or ISS-TH Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal years or periods ended July 31, the total amounts paid by Class R Shares and Class S Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) for administrative services are summarized below:

                                                Administrative    Administrative    Administrative
                                                   Services          Services          Services
                                                     Fees              Fees              Fees
Fund Name                                       July 31, 2006    July 31, 2005(1)   July 31, 2004
--------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class R Shares                                $       29        $       22                --
    Class S Shares                                $  475,965        $  664,254        $  999,630
  Forty Fund
    Class R Shares                                $    5,324        $       23                --
    Class S Shares                                $3,316,392        $2,697,562        $2,768,136
  Orion Fund
    Class R Shares                                $      667               N/A               N/A
    Class S Shares                                $      710               N/A               N/A
  Mid Cap Growth Fund
    Class R Shares                                $      121        $       23                --
    Class S Shares                                $  245,545        $  249,346        $  577,667
  Small-Mid Growth Fund
    Class R Shares                                $      701               N/A               N/A
    Class S Shares                                $      793               N/A               N/A
  Growth and Income Fund
    Class R Shares                                $    1,652        $       23                --
    Class S Shares                                $  637,567        $  544,278        $  646,924
  Fundamental Equity Fund(2)
    Class R Shares                                $       65        $       22                --
    Class S Shares                                $  116,731        $   82,009        $   91,444
  Contrarian Fund
    Class R Shares                                $      674               N/A               N/A
    Class S Shares                                $      901               N/A               N/A
  Balanced Fund
    Class R Shares                                $       58        $       21                --
    Class S Shares                                $1,377,148        $1,652,426        $2,325,650
RISK-MANAGED
  Risk-Managed Growth Fund
    Class R Shares                                $       34        $       22                --
    Class S Shares                                $  242,896        $  141,530        $  100,429
  Risk-Managed Core Fund
    Class R Shares                                $       30        $       23                --
    Class S Shares                                $   30,923        $   22,428        $   17,777
  Risk-Managed Value Fund
    Class R Shares                                $      374(3)            N/A               N/A
    Class S Shares                                $      375(3)            N/A               N/A
VALUE
  Mid Cap Value Fund
    Class R Shares                                $    2,576        $      912                --
    Class S Shares                                $  143,688        $   87,117        $   37,292
  Small Company Value Fund
    Class R Shares                                $    7,294        $       29                --
    Class S Shares                                $   53,807        $   47,439        $   36,094

                                                Administrative    Administrative    Administrative
                                                   Services          Services          Services
                                                     Fees              Fees              Fees
Fund Name                                       July 31, 2006    July 31, 2005(1)   July 31, 2004
--------------------------------------------------------------------------------------------------
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class R Shares                                $       29        $       22                --
    Class S Shares                                $  823,089        $1,464,242        $2,583,397
  International Equity Fund(4)
    Class R Shares                                       N/A               N/A               N/A
    Class S Shares                                       N/A               N/A               N/A
  International Growth Fund
    Class R Shares                                $      457        $       24                --
    Class S Shares                                $1,115,066        $  739,374        $1,047,659
ALTERNATIVE
  Long/Short Fund(5)
    Class R Shares                                       N/A               N/A               N/A
    Class S Shares                                       N/A               N/A               N/A
BOND
  Flexible Bond Fund
    Class R Shares                                $       26        $       21                --
    Class S Shares                                $  114,886        $  151,799        $  215,485
  High-Yield Fund
    Class R Shares                                $    1,566               N/A               N/A
    Class S Shares                                $    1,602               N/A               N/A

(1) September 30, 2004 (class inception) to July 31, 2005 for Class R Shares.
(2) Formerly named Core Equity Fund.
(3) December 30, 2005 (inception) to July 31, 2006.
(4) Commenced investment operations on November 28, 2006.
(5) Commenced investment operations on August 1, 2006.

   Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.


   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Fund, except for Flexible Bond Fund and High-Yield Fund, which each pay $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use a DST system to track and process redemption fees and contingent deferred sales charges. For this system, the Funds currently pay DST at an annual rate of up to $0.40 per account. This fee is only charged to classes of the Funds with redemption fees or contingent deferred sales charges.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Mid Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital or Perkins, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may own greater than 25% of a Fund involved in a cross-trade.

   Long/Short Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions. A prime broker may provide, and the current prime broker of the Fund is expected to provide, services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).

   For the fiscal year ended July 31, 2006, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.

Fund Name                                                     Commissions    Transactions
-----------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                                         $ 2,738      $ 2,182,901
  Forty Fund                                                    $24,913      $24,223,904
  Growth and Income Fund                                        $ 3,448      $ 2,118,776
  Fundamental Equity Fund(1)                                    $ 1,307      $   800,550
  Balanced Fund                                                 $ 1,087      $   934,879
RISK-MANAGED
  Risk-Managed Value Fund                                       $     2      $    11,344
VALUE
  Mid Cap Value Fund                                            $ 6,829      $ 6,562,061
INTERNATIONAL & GLOBAL
  Worldwide Fund                                                $ 1,655      $ 1,226,684
  International Growth Fund                                     $   725      $ 1,192,030

(1) Formerly named Core Equity Fund.
Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Fund.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus

   Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending on July 31 of each year shown.

Fund Name                                                  2006         2005         2004
--------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                                 $  295,551    $406,850    $  360,655
  Forty Fund                                            $1,109,835    $593,183    $  868,186
  Orion Fund                                            $    1,800         N/A    $      N/A
  Mid Cap Growth Fund                                   $   77,851    $ 74,777    $  211,022
  Small-Mid Growth Fund                                 $   12,678         N/A    $      N/A
  Growth and Income Fund                                $  188,273    $231,944    $  356,900
  Fundamental Equity Fund(1)                            $   60,892    $ 58,838    $   74,971
  Contrarian Fund                                       $   10,867         N/A    $      N/A
  Balanced Fund                                         $  196,041    $479,103    $  930,261
RISK-MANAGED
  Risk-Managed Growth Fund                              $  287,314    $ 76,732    $   43,293
  Risk-Managed Core Fund                                $   75,747    $ 16,261    $   10,420
  Risk-Managed Value Fund                               $   13,677(2)      N/A           N/A
VALUE
  Mid Cap Value Fund                                    $  394,543    $110,358    $   48,154
  Small Company Value Fund                              $   32,446    $ 21,304    $   30,136
INTERNATIONAL & GLOBAL
  Worldwide Fund                                        $  857,264    $844,888    $5,116,011
  International Equity Fund(3)                                 N/A         N/A           N/A
  International Growth Fund                             $1,368,222    $647,748    $1,493,832
ALTERNATIVE
  Long/Short Fund(4)                                           N/A         N/A           N/A
BOND
  Flexible Bond Fund                                    $       50    $    400    $      509
  High-Yield Fund                                       $       70         N/A    $      N/A

(1) Formerly named Core Equity Fund.
(2) December 30, 2005 (inception) to July 31, 2006.
(3) Commenced investment operations on November 28, 2006.
(4) Commenced investment operations on August 1, 2006.

   Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Fund's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates. Information is not shown for the fiscal years ended July 31, 2005 and July 31, 2006 because DST was not considered an "affiliate" of the Funds during these periods.

                                                               Commissions Paid
                                                             through DSTS for the
                                                                 Period Ended        Reduction of
Fund Name                                                       July 31, 2004        Expenses(1)
-------------------------------------------------------------------------------------------------
GROWTH & CORE
  Forty Fund                                                       $35,374             $26,537
  Mid Cap Growth Fund                                              $   600             $   450
  Balanced Fund                                                    $ 3,599             $ 2,700

(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

   As of July 31, 2006, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                          Value of
                               Name of                                                   Securities
Fund Name                      Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund        JP Morgan Chase & Co.                                     $ 5,357,384
                               Merrill Lynch & Company, Inc.                               2,080,831
                               Morgan Stanley Co.                                            670,943
                               UBS A.G.                                                    3,181,325
  Forty Fund                   Goldman Sachs Group, Inc.                                 $51,123,898
  Mid Cap Growth Fund          Morgan Stanley Co.                                        $   776,404
  Growth and Income Fund       Citigroup, Inc.                                           $ 7,238,529
                               Goldman Sachs Group, Inc.                                  10,748,645
                               JP Morgan Chase & Co.                                       6,180,826
                               Merrill Lynch & Company, Inc.                               2,391,926
                               Morgan Stanley Co.                                          3,649,174
  Fundamental Equity Fund(1)   Citigroup, Inc.                                           $ 2,429,317
                               JP Morgan Chase & Co.                                       2,828,668
                               Merrill Lynch & Company, Inc.                               2,311,307
  Contrarian Fund              JP Morgan Chase & Co.                                     $   176,778
                               Merrill Lynch & Company, Inc.                                 227,926
                               Mitsubishi UFJ Financial Group, Inc.                           98,914

(1) Formerly named Core Equity Fund.

                                                                                          Value of
                               Name of                                                   Securities
Fund Name                      Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
  Balanced Fund                Citigroup, Inc.                                           $ 2,308,046
                               Credit Suisse First Boston USA, Inc.                          930,556
                               JP Morgan Chase & Co.                                      14,963,132
                               JP Morgan Chase & Co.                                       1,887,768
                               Merrill Lynch & Company, Inc.                              18,596,773
                               Mitsubishi UFJ Securities Company, Ltd.                     1,610,301
                               UBS A.G.                                                    4,406,400
RISK-MANAGED
  Risk-Managed Growth Fund     Goldman Sachs Group, Inc.                                 $ 3,299,400
                               Merrill Lynch & Company, Inc.                               1,223,376
                               Morgan Stanley Co.                                          1,177,050
  Risk-Managed Core Fund       Bank of America Corp.                                     $ 1,069,454
                               Bear Stearns Companies, Inc.                                  241,179
                               Citigroup, Inc.                                               816,439
                               Goldman Sachs Group, Inc.                                     855,400
                               JP Morgan Chase & Co.                                         456,200
                               Merrill Lynch & Company, Inc.                                 626,252
                               Morgan Stanley Co.                                            179,550
  Risk-Managed Value Fund      Bank of America Corp.                                     $   525,606
                               Bear Stearns Companies, Inc.                                   70,935
                               Citigroup, Inc.                                               516,916
                               Goldman Sachs Group, Inc.                                     152,750
                               JP Morgan Chase & Co.                                         328,464
                               Merrill Lynch & Company, Inc.                                 138,358
                               Morgan Stanley Co.                                             66,500
INTERNATIONAL & GLOBAL
  International Growth Fund    Mitsubishi UFJ Securities Company, Ltd.                   $17,825,924
  Worldwide Fund               Citigroup, Inc.                                           $ 2,570,817
                               JP Morgan Chase & Co.                                       6,324,894
                               Mitsubishi UFJ Securities Company, Ltd.                     1,418,867
                               UBS A.G.                                                    2,102,868
BOND
  Flexible Bond Fund           Credit Suisse First Boston Mortgage Securities Corp.      $   208,781
                               Goldman Sachs Group, Inc.                                      96,949
                               Merrill Lynch & Company, Inc.                                  25,056

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 69 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  69*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 Age 62                                                 private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       69               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 49                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Private investor. Formerly,     69               Director of
 151 Detroit Street                                     Executive Vice President and                     F.B. Heron
 Denver, CO 80206                                       Chief Operating Officer of The                   Foundation (a
 Age 48                                                 Rockefeller Brothers Fund (a                     private
                                                        private family foundation) and                   grantmaking
                                                        Vice President of Asian                          foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 23 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   69               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director of
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 67                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         69               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 62                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    69               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 61                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            69               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 67                                                 Formerly, CEO and President of
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     69               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 58                                                 (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations, and
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          4/00-Present     Retired. Formerly, President    69               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 68                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Jonathan D. Coleman   Executive Vice          2/02-Present   Co-Chief Investment Officer and Vice
 151 Detroit Street    President and                          President of Janus Capital, and
 Denver, CO 80206      Portfolio Manager                      Portfolio Manager for other Janus
 Age 34                Janus Adviser Mid Cap                  accounts. Formerly, Analyst
                       Growth Fund                            (1994-1997 and 2000-2002) for Janus
                                                              Capital Corporation.
--------------------------------------------------------------------------------------------------
 David J. Corkins      Executive Vice          2/06-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 Age 39                Janus Adviser Large                    Manager (2000-2003) for Janus
                       Cap Growth Fund                        Adviser Growth and Income Fund.
--------------------------------------------------------------------------------------------------
 David C. Decker       Executive Vice          6/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 39                Janus Adviser
                       Contrarian Fund
                       Executive Vice          8/06-Present
                       President of Janus
                       Adviser Long/Short
                       Fund
--------------------------------------------------------------------------------------------------
 Jakob V. Holm         Executive Vice          7/05-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts.
 Denver, CO 80206      Portfolio Manager
 Age 34                Janus Adviser Small
                       Company Value Fund
--------------------------------------------------------------------------------------------------
 Doug Kirkpatrick      Executive Vice          11/06-         Vice President and Research Analyst
 151 Detroit Street    President and           Present        of Janus Capital. Formerly, Analyst
 Denver, CO 80206      Co-Portfolio Manager                   for Artisan International Fund at
 Age 37                of Janus Adviser                       Artisan Partners LP (1997-2001).
                       International Equity
                       Fund
--------------------------------------------------------------------------------------------------
 Brent A. Lynn         Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 41                Janus Adviser
                       International Growth
                       Fund
--------------------------------------------------------------------------------------------------
 Chad Meade            Executive Vice          7/06-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst of
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital. Formerly, Analyst for
 Age 28                Janus Adviser                          Goldman Sachs' global investment
                       Small-Mid Growth Fund                  research team.
--------------------------------------------------------------------------------------------------
 Julian Pick           Executive Vice          11/06-         Vice President and Research Analyst
 151 Detroit Street    President and           Present        of Janus Capital. Formerly, Director
 Denver, CO 80206      Co-Portfolio Manager                   of Global Equities for Deutsche
 Age 43                of Janus Adviser                       Asset Management (London)
                       International Equity                   (2001-2003) and Analyst (1995-2001)
                       Fund                                   for Janus Capital.
--------------------------------------------------------------------------------------------------
 Marc Pinto            Executive Vice          5/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 Age 44                Janus Adviser Balanced
                       Fund
--------------------------------------------------------------------------------------------------
 Ron Sachs             Executive Vice          6/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 Age 38                Janus Adviser Orion                    Manager (2005-2006) for Janus
                       Fund                                   Adviser Small-Mid Growth Fund.
--------------------------------------------------------------------------------------------------
 Laurent Saltiel       Executive Vice          11/06-         Vice President and Research Analyst
 151 Detroit Street    President and           Present        of Janus Capital. Formerly, Analyst
 Denver, CO 80206      Co-Portfolio Manager                   at RS Investments (2000-2002).
 Age 36                of Janus Adviser
                       International Equity
                       Fund
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Brian Schaub          Executive Vice          7/06-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst of
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 Age 27                Janus Adviser
                       Small-Mid Growth Fund
--------------------------------------------------------------------------------------------------
 Scott W. Schoelzel    Executive Vice          4/00-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 47                Janus Adviser Forty
                       Fund
--------------------------------------------------------------------------------------------------
 Gibson Smith          Executive Vice          5/05-Present   Co-Chief Investment Officer and Vice
 151 Detroit Street    President and                          President of Janus Capital, and
 Denver, CO 80206      Co-Portfolio Manager                   Portfolio Manager for other Janus
 Age 37                Janus Adviser Balanced                 accounts. Formerly, Analyst
                       Fund                                   (2001-2003) for Janus Capital
                                                              Corporation.
                       Executive Vice          6/05-Present
                       President and
                       Portfolio Manager
                       Janus Adviser
                       High-Yield Fund
--------------------------------------------------------------------------------------------------
 Minyoung Sohn         Executive Vice          1/04-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Analyst
 Age 30                Janus Adviser Growth                   (1998-2003) for Janus Capital
                       and Income Fund                        Corporation.
                       Executive Vice          5/05-Present
                       President and
                       Portfolio Manager
                       Janus Adviser
                       Fundamental Equity
                       Fund
--------------------------------------------------------------------------------------------------
 Ronald V. Speaker     Executive Vice          4/00-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 41                Janus Adviser Flexible
                       Bond Fund
--------------------------------------------------------------------------------------------------
 Jason P. Yee          Executive Vice          7/04-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 36                Janus Adviser
                       Worldwide Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Assistant Vice President of Janus
 Grauerholz-Lofton     and Secretary                          Capital and Janus Distributors LLC;
 151 Detroit Street                                           and Associate Counsel of Janus
 Denver, CO 80206      Vice President          3/06-Present   Capital. Formerly, Associate of
 Age 35                                                       Vedder, Price, Kaufman & Kammholz,
                                                              P.C. (1999-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   President and Chief     1/06-Present   President of Janus Services LLC;
 151 Detroit Street    Executive Officer                      Senior Vice President and General
 Denver, CO 80206                                             Counsel of Janus Capital; and Senior
 Age 40                                                       Vice President and Assistant General
                                                              Counsel of Janus Distributors LLC.
                                                              Formerly, Senior Vice President and
                                                              General Counsel of Janus Services
                                                              LLC (2004-2006); Vice President
                                                              (1999-2005) of Janus Distributors
                                                              LLC; Vice President (2000-2004) and
                                                              Assistant General Counsel
                                                              (2002-2004) of Janus Services LLC;
                                                              and Vice President and Assistant
                                                              General Counsel (1999-2004) of Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Chief Compliance                       Compliance Officer of Janus Capital,
 Denver, CO 80206      Officer                                Janus Distributors LLC, and Janus
 Age 48                                                       Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 Age 43                Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)       4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)         5
 COMMITTEE    recommendations regarding      Jerome S. Contro
              matters related to the         William F. McCalpin
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)       5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market Funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)    5
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)    4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)  4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)     10
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of other Janus funds that are similarly managed as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2005.


--------------------------------------------------------------------------------------
                                                         AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                          DOLLAR RANGE OF EQUITY         COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE          SECURITIES IN THE FUNDS        IN JANUS FUNDS
--------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------
 Dennis B. Mullen         None                           Over $100,000
--------------------------------------------------------------------------------------
 Jerome S. Contro         None                           Over $100,000
--------------------------------------------------------------------------------------
 William F. McCalpin      None                           Over $100,000
--------------------------------------------------------------------------------------
 John W. McCarter, Jr.    None                           Over $100,000
--------------------------------------------------------------------------------------
 James T. Rothe           None                           Over $100,000
--------------------------------------------------------------------------------------
 William D. Stewart       None                           Over $100,000
--------------------------------------------------------------------------------------
 Martin H. Waldinger      None                           Over $100,000
--------------------------------------------------------------------------------------
 Linda S. Wolf            None                           Over $100,000
--------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------
 Thomas H. Bailey         None                           Over $100,000
--------------------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other Janus-managed funds may pay all or a portion of compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2006(1)           December 31, 2005(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)
  Dennis B. Mullen, Chairman and Trustee(4)                $19,285                     $441,130
  Jerome S. Contro, Trustee                                $10,460                     $ 71,444
  William F. McCalpin, Trustee                             $12,480                     $262,000
  John W. McCarter, Jr., Trustee                           $14,499                     $267,167
  James T. Rothe, Trustee                                  $13,648                     $303,500
  William D. Stewart, Trustee                              $14,336                     $272,000
  Martin H. Waldinger, Trustee                             $12,668                     $262,000
  Linda S. Wolf, Trustee                                   $11,591                     $146,444

(1) Since Risk-Managed Value Fund commenced operations on December 30, 2005, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2006 through July 31, 2007 as follows: Dennis B. Mullen $139; Jerome S. Contro $97; William F. McCalpin $101; John W. McCarter, Jr. $105; James T. Rothe $101; William D. Stewart $101; Martin H. Waldinger $101; and Linda S. Wolf $97.

    Since Long/Short Fund had not commenced operations as of July 31, 2006, no fees were paid during this fiscal year. The aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2006 through July 31, 2007 as follows: Dennis B. Mullen $85; Jerome S. Contro $59;

    William F. McCalpin $61; John W. McCarter, Jr. $63; James T. Rothe $61; William D. Stewart $61; Martin H. Waldinger $61; and Linda S. Wolf $59.

    Since International Equity Fund had not commenced operations as of July 31, 2006, no fees were paid during this fiscal year. The aggregate compensation paid by the Fund is estimated for the period ended July 31, 2007 and for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $226; Jerome S. Contro $123; William F. McCalpin $147; John
    W. McCarter, Jr. $170; James T. Rothe $161; William D. Stewart $168; Martin
    H. Waldinger $150; and Linda S. Wolf $136.
(2) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 92 portfolios (23 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios. For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 71 portfolios.
(3) At a Special Meeting of Shareholders on November 22, 2005, shareholders of the Trust elected two new Trustees, Jerome S. Contro and Linda S. Wolf. Prior to such election, Mr. Contro and Ms. Wolf were consultants to the Trustees. As of the fiscal year ended July 31, 2006, Mr. Contro and Ms. Wolf received aggregate compensation from the Trust in the amount of $2,164 and $3,311, respectively, for serving as consultants to the Trustees.
(4) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers and/or investment personnel as of July 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.


                                                               Other Registered   Other Pooled
                                                                  Investment       Investment       Other
                                                                  Companies         Vehicles       Accounts
    ---------------------------------------------------------------------------------------------------------
    Jonathan D. Coleman    Number of Other Accounts Managed                  2              1               4
                           Assets in Other Accounts Managed    $ 2,395,126,035    $39,627,518    $ 11,839,050
    David J. Corkins       Number of Other Accounts Managed                  4           None               1
                           Assets in Other Accounts Managed    $13,129,775,200           None    $ 29,220,423
    David Decker           Number of Other Accounts Managed                  2(1)        None               3
                           Assets in Other Accounts Managed    $ 3,668,453,144           None    $ 15,046,739
    Jakob V. Holm          Number of Other Accounts Managed                  1           None            None
                           Assets in Other Accounts Managed    $    13,164,579           None            None
    Doug Kirkpatrick       Number of Other Accounts Managed               None              1            None
                           Assets in Other Accounts Managed               None    $28,009,553            None
    Dan Kozlowski          Number of Other Accounts Managed               None           None               1
                           Assets in Other Accounts Managed               None           None    $  1,267,359
    Brent A. Lynn          Number of Other Accounts Managed                  2           None            None
                           Assets in Other Accounts Managed    $ 5,808,852,190           None            None
    Chad Meade             Number of Other Accounts Managed                  1           None            None
                           Assets in Other Accounts Managed    $    51,845,912           None            None
    Julian Pick            Number of Other Accounts Managed               None              1            None
                           Assets in Other Accounts Managed               None    $28,009,553            None
    Marc Pinto             Number of Other Accounts Managed                  9              2              27(2)
                           Assets in Other Accounts Managed    $ 3,761,526,144    $76,144,148    $457,495,495
    Dan Riff               Number of Other Accounts Managed               None           None               1
                           Assets in Other Accounts Managed               None           None    $  1,267,359
    Ron Sachs              Number of Other Accounts Managed                  5           None            None
                           Assets in Other Accounts Managed    $ 3,495,832,537           None            None
    Laurent Saltiel        Number of Other Accounts Managed               None              1            None
                           Assets in Other Accounts Managed               None    $28,009,553            None
    Brian Schaub           Number of Other Accounts Managed                  1           None            None
                           Assets in Other Accounts Managed    $    51,845,912           None            None
    Scott W. Schoelzel     Number of Other Accounts Managed                 13              1              13
                           Assets in Other Accounts Managed    $12,344,479,798    $39,703,015    $174,943,615
    Gibson Smith           Number of Other Accounts Managed                  7           None               2
                           Assets in Other Accounts Managed    $ 3,919,734,931           None    $230,640,249
    Minyoung Sohn          Number of Other Accounts Managed                  6           None               1
                           Assets in Other Accounts Managed    $ 7,991,657,718           None    $  7,401,346
    Ronald V. Speaker      Number of Other Accounts Managed                  3           None               7
                           Assets in Other Accounts Managed    $ 1,762,410,049           None    $914,445,958
    Jason P. Yee           Number of Other Accounts Managed                  6(3)        None               1
                           Assets in Other Accounts Managed    $ 5,512,430,371           None    $ 28,890,640



(1) One of the accounts included in the total, consisting of $3,550,784,749 of the total assets in the category, has a performance-based advisory fee.


(2) One of the accounts included in the total, consisting of $202,494,798 of the total assets in the category, has a performance-based advisory fee.


(3) Two of the accounts included in the total, consisting of $5,391,463,604 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, certain Funds' portfolio managers and/or investment personnel may manage other accounts with investment strategies similar to the Funds, including other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. In addition, certain portfolio managers and/or investment personnel may also have roles as research analysts for one or more Janus funds. Fees earned by Janus Capital may vary among these accounts, the portfolio managers and/or investment personnel may personally invest in some but not all of these accounts, and compensation may be weighted toward primary duties as research analysts where applicable. These factors could create conflicts of interest because the portfolio managers and/or investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio managers and/or investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers and/or investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these risks may be mitigated by the fact that accounts with like investment strategies managed by the portfolio managers and/or investment personnel are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. These procedures are described in further detail under "Additional Information About Janus Capital."

   COMPENSATION

   The following describes the structure and method of calculating a portfolio manager's compensation as of July 31, 2006.

   A portfolio manager is compensated for managing a Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility

   (including assets under management), tenure, and long-term performance as a portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance (and leadership criteria, as applicable), with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   A portfolio manager's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain ranking in their Lipper peer performance groups in each of three, four, or five consecutive years (performance periods may be from commencement of a portfolio manager's tenure managing a Fund). Equity portfolio manager compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance. Portfolio managers are not eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Equity and fixed-income portfolio managers are also eligible to participate in team performance compensation pools. Equity portfolio managers participate in a designated equity team compensation pool and fixed-income portfolio managers participate in a designated fixed-income team compensation pool. The compensation pools generally are each derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Compensation from each pool is then allocated among the eligible respective participants in each pool at the discretion of Janus Capital. No team performance compensation is paid to any portfolio manager if the aggregate asset-weighted team performance for the one-year period for their respective pool does not meet or exceed a certain ranking in the relevant Lipper peer group.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION

   The following describes the structure and method of calculating Jakob Holm's compensation as of July 31, 2006.

   Jakob Holm is compensated for managing the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure, and long-term performance as the portfolio manager.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is structured to pay the portfolio manager primarily on individual performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

   Jakob Holm's individual performance compensation is determined by applying a multiplier against the portfolio manager's fixed compensation. The multiplier is tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. The portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

   Jakob Holm may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

   COMPENSATION


   The following describes the structure and method of calculating Small-Mid Growth Fund's and International Equity Fund's portfolio managers' compensation as of July 31, 2006 and November 28, 2006, respectively.



   The Funds' portfolio managers are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Fund and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the Investment Personnel). Variable compensation is based on pre-tax performance of the Janus mutual funds.


   The Funds' portfolio managers are eligible for variable compensation through participation in two compensation pools: an analyst-managed fund performance pool and a team performance pool. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, team contributions, scope of coverage, and subjective criteria. In the case of the analyst-managed fund performance pool, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.


   COMPENSATION

   The following describes the structure and method of calculating Dan Kozlowski's and Dan Riff's compensation as of August 1, 2006.

   Dan Kozlowski and Dan Riff are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the Fund and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as scope of responsibility, tenure, and long-term performance.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of selected Janus mutual fund investments). Variable compensation is based on pre-tax performance of the Janus mutual funds.

   Dan Kozlowski and Dan Riff are eligible for variable compensation through participation in compensation pools related to Fund performance and various levels of team contributions to that performance. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and subjective criteria. For certain compensation pools, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.

   Each Fund's Lipper peer group for compensation purposes is shown in the following table:

    Fund Name                               Lipper Peer Group
    ----------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Fund                 Multi-Cap Growth Funds
      Forty Fund                            Large-Cap Growth Funds
      Orion Fund                            Multi-Cap Growth Funds
      Mid Cap Growth Fund                   Mid-Cap Growth Funds
      Small-Mid Growth Fund                 Small Cap Growth Funds
      Growth and Income Fund                Large-Cap Core Funds
      Fundamental Equity Fund(1)            Large-Cap Core Funds
      Contrarian Fund                       Multi-Cap Core Funds
      Balanced Fund                         Balanced Funds
    VALUE
      Small Company Value Fund              Small Cap Core Funds
    INTERNATIONAL & GLOBAL
      Worldwide Fund                        Global Funds
      International Equity Fund             International Funds
      International Growth Fund             International Funds
    ALTERNATIVE
      Long/Short Fund                       Long/Short Equity Funds
    BOND
      Flexible Bond Fund                    Intermediate Investment Grade Debt
                                             Funds
      High-Yield Fund                       High Current Yield Funds

(1) Formerly named Core Equity Fund.

INTECH INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the investment personnel as of July 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.


                                                      Other Registered    Other Pooled
                                                         Investment        Investment
                                                        Companies(1)        Vehicles      Other Accounts(2)
-----------------------------------------------------------------------------------------------------------
Robert Fernholz  Number of Other Accounts Managed                  13                22                341
                 Assets in Other Accounts Managed      $6,118,932,125    $7,390,607,336    $38,202,154,039
David E. Hurley  Number of Other Accounts Managed                  13                22                341
                 Assets in Other Accounts Managed      $6,118,932,125    $7,390,607,336    $38,202,154,039
Cary Maguire     Number of Other Accounts Managed                  13                22                341
                 Assets in Other Accounts Managed      $6,118,932,125    $7,390,607,336    $38,202,154,039
Joseph Runnels   Number of Other Accounts Managed                  13                22                341
                 Assets in Other Accounts Managed      $6,118,932,125    $7,390,607,336    $38,202,154,039



(1) Three of the accounts included in the totals, consisting of $469,052,937 of the total assets in the category, have performance-based advisory fees.


(2) 37 of the accounts included in the totals, consisting of $6,383,522,235 of the total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS

   As shown in the table above, the Funds' investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts and the investment personnel may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these risks may be mitigated by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to exceptions to ]account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of July 31, 2006.

   For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2006. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.


                                                      Other Registered    Other Pooled
                                                         Investment        Investment
                                                        Companies(1)        Vehicles      Other Accounts
--------------------------------------------------------------------------------------------------------
Jeffrey Kautz    Number of Other Accounts Managed                   3         None                  125
                 Assets in Other Accounts Managed      $3,100,295,624         None         $930,294,000
Thomas Perkins   Number of Other Accounts Managed                   3         None                  125
                 Assets in Other Accounts Managed      $3,100,295,624         None         $930,294,000



(1) Two of the accounts included in the total, consisting of $2,944,331,589 of the total assets in the category, have performance-based advisory fees.


   MATERIAL CONFLICTS

   As shown in the table above, Mid Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts or funds outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these risks may be mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Fund, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interests in Perkins. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES



   The portfolio managers and/or investment personnel cannot directly own Shares of the Funds without investing through a broker-dealer or other financial intermediary. The portfolio managers and/or investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Funds which they manage. The following table reflects the portfolio managers' and/or investment personnel's ownership in the Janus Funds as of July 31, 2006.




--------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE OF
                          SECURITIES IN THE FUND(S)      EQUITY SECURITIES IN JANUS
 INVESTMENT PERSONNEL     MANAGED                        FUNDS
--------------------------------------------------------------------------------------
 JANUS CAPITAL
--------------------------------------------------------------------------------------
 Jonathan D. Coleman      None                           Over $1,000,000
--------------------------------------------------------------------------------------
 David J. Corkins         None                           Over $1,000,000
--------------------------------------------------------------------------------------
 David Decker             None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Jakob V. Holm            $10,001-$50,000                $100,001-$500,000
--------------------------------------------------------------------------------------
 Doug Kirkpatrick         None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Dan Kozlowski            None                           $100,001-$500,000
--------------------------------------------------------------------------------------
 Brent A. Lynn            None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Chad Meade               None                           $500,001-$1,000,000
--------------------------------------------------------------------------------------
 Julian Pick              None                           $100,001-$500,000
--------------------------------------------------------------------------------------
 Marc Pinto               None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Dan Riff                 None                           $100,001-$500,000
--------------------------------------------------------------------------------------
 Ron Sachs                None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Laurent Saltiel          None                           $500,001-$1,000,000
--------------------------------------------------------------------------------------
 Brian Schaub             None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Scott W. Schoelzel       None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Gibson Smith             None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Minyoung Sohn            None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Ronald V. Speaker        None                           Over $1,000,000
--------------------------------------------------------------------------------------
 Jason P. Yee             None                           Over $1,000,000
--------------------------------------------------------------------------------------
 INTECH
--------------------------------------------------------------------------------------
 Robert Fernholz          None                           Over $1,000,000
--------------------------------------------------------------------------------------
 David E. Hurley          None                           $1-$10,000
--------------------------------------------------------------------------------------
 Cary Maguire             None                           $100,001-$500,000
--------------------------------------------------------------------------------------
 Joseph Runnels           None                           $10,001-$50,000
--------------------------------------------------------------------------------------
 PERKINS
--------------------------------------------------------------------------------------
 Jeffrey Kautz            None                           $100,001-$500,000
--------------------------------------------------------------------------------------
 Thomas Perkins           None                           Over $1,000,000
--------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Fund's Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

   Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

   Shares of the Funds can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to make additional investments in Small Company Value Fund - Class S Shares directly by calling a Janus representative. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

   CLASS A SHARES
   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                          Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                            Percentage of     Percentage of Net   to Financial Intermediaries as a
                                           Offering Price*     Amount Invested      Percentage of Offering Price
   Amount of Purchase at Offering Price   -----------------   -----------------   --------------------------------
  EQUITY FUNDS
   Under $50,000                                5.75%               6.10%                       5.00%
   $50,000 but under $100,000                   4.50%               4.71%                       3.75%
   $100,000 but under $250,000                  3.50%               3.63%                       2.75%
   $250,000 but under $500,000                  2.50%               2.56%                       2.00%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.60%
   $1,000,000 and above                         None**              None                        None
  BOND FUNDS
   Under $50,000                                4.75%               4.99%                       4.25%
   $50,000 but under $100,000                   4.50%               4.71%                       4.00%
   $100,000 but under $250,000                  3.50%               3.63%                       3.00%
   $250,000 but under $500,000                  2.50%               2.56%                       2.25%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.75%
   $1,000,000 and above                         None**              None                        None

 * Offering Price includes the initial sales charge.
** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

   The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares and Class C Shares for the fiscal year or period ending July 31 of each year shown (substantially all of which was paid out to financial intermediaries). The 1% maximum initial sales charge on Class C Shares was eliminated effective September 30, 2004.

                                                                     Aggregate Sales
                                                                       Commissions
                                                           -----------------------------------
Fund Name                                                    2006           2005        2004
----------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class A Shares                                         $    581       $   490(1)       N/A
    Class C Shares                                         $  1,311       $    --(2)  $  5,042
  Forty Fund
    Class A Shares                                         $363,068       $52,649(1)       N/A
    Class C Shares                                         $286,409       $    40(2)  $ 18,420
  Orion Fund
    Class A Shares                                         $  3,651           N/A          N/A
    Class C Shares                                         $    908           N/A          N/A
  Mid Cap Growth Fund
    Class A Shares                                         $ 35,892       $15,470(1)       N/A
    Class C Shares                                         $ 16,682       $     1(2)  $  4,656
  Small-Mid Growth Fund
    Class A Shares                                         $ 21,162           N/A          N/A
    Class C Shares                                         $  5,969           N/A          N/A
  Growth and Income Fund
    Class A Shares                                         $ 47,221       $ 7,213(1)       N/A
    Class C Shares                                         $ 25,669       $   618(2)  $ 23,520
  Fundamental Equity Fund(3)
    Class A Shares                                         $ 35,013       $ 4,179(1)       N/A
    Class C Shares                                         $ 37,410       $    --(2)  $  7,314
  Contrarian Fund
    Class A Shares                                         $ 35,262           N/A          N/A
    Class C Shares                                         $ 35,795           N/A          N/A
  Balanced Fund
    Class A Shares                                         $ 25,091       $ 4,444(1)       N/A
    Class C Shares                                         $ 17,620       $     1(2)  $ 39,590
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares                                         $260,076       $54,506(1)       N/A
    Class C Shares                                         $ 86,410       $    --(2)  $    168
  Risk-Managed Core Fund
    Class A Shares                                         $125,564       $94,119(1)       N/A
    Class C Shares                                         $ 93,276       $    --(2)  $      0
  Risk-Managed Value Fund
    Class A Shares                                         $     --(4)        N/A          N/A
    Class C Shares                                         $     25(4)        N/A          N/A

                                                                     Aggregate Sales
                                                                       Commissions
                                                           -----------------------------------
Fund Name                                                    2006           2005        2004
----------------------------------------------------------------------------------------------
VALUE
  Mid Cap Value Fund
    Class A Shares                                         $180,521       $74,647(1)       N/A
    Class C Shares                                         $204,546       $    --(2)  $  5,254
  Small Company Value Fund
    Class A Shares                                         $  9,582       $    --(1)       N/A
    Class C Shares                                         $  2,216       $    --(2)  $     94
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares                                         $      5       $ 1,742(1)       N/A
    Class C Shares                                         $    332       $    --(2)  $  2,538
  International Equity Fund(5)
    Class A Shares                                              N/A           N/A          N/A
    Class C Shares                                              N/A           N/A          N/A
  International Growth Fund
    Class A Shares                                         $324,387       $ 2,940(1)       N/A
    Class C Shares                                         $253,872       $    --(2)  $  7,978
ALTERNATIVE
  Long/Short Fund(6)
    Class A Shares                                              N/A           N/A          N/A
    Class C Shares                                              N/A           N/A          N/A
BOND
  Flexible Bond Fund
    Class A Shares                                         $ 14,402       $ 3,666(1)       N/A
    Class C Shares                                         $  5,020       $     9(2)  $ 21,180
  High-Yield Fund
    Class A Shares                                         $  4,121           N/A          N/A
    Class C Shares                                         $    210           N/A          N/A

 (1) September 30, 2004 (commencement of Class A Shares) to July 31, 2005.
 (2) August 1, 2004 to September 30, 2004.
 (3) Formerly named Core Equity Fund.
 (4) December 30, 2005 (inception) to July 31, 2006.
 (5) Commenced investment operations on November 28, 2006.
 (6) Commenced investment operations on August 1, 2006.

   During the fiscal year ended July 31, 2006, Janus Distributors retained the following upfront sales charge:

                                                                 Upfront
                                                                  Sales
Fund Name                                                         Charge
---------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund - Class A Shares                         $    77
  Forty Fund - Class A Shares                                    $46,455
  Orion Fund - Class A Shares                                    $   543
  Mid Cap Growth Fund - Class A Shares                           $ 5,418
  Small-Mid Growth Fund - Class A Shares                         $ 3,203
  Growth and Income Fund - Class A Share                         $ 7,320
  Fundamental Equity Fund - Class A Shares(1)                    $ 5,371
  Contrarian Fund - Class A Shares                               $ 3,977
  Balanced Fund - Class A Shares                                 $ 4,237
RISK-MANAGED
  Risk-Managed Growth Fund - Class A Shares                      $26,581
  Risk-Managed Core Fund - Class A Shares                        $14,025
VALUE
  Mid Cap Value Fund - Class A Shares                            $25,233
  Small Company Value Fund - Class A Shares                      $ 1,654
INTERNATIONAL & GLOBAL
  Worldwide Fund - Class A Shares                                      1
  International Growth Fund - Class A Shares                     $46,606
BOND
  Flexible Bond Fund - Class A Shares                            $   857
  High-Yield Fund - Class A Shares                               $   428

(1) Formerly named Core Equity Fund.
Note: Funds from which Janus Distributors did not receive any upfront sales charges are not listed in the table.

   CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
   Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

   Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

   CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
   As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in sales of Class A Shares, Class R Shares, or Class S Shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as Class I Shares, renamed Class S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

   CLASS C SHARES
   As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

   For the fiscal year ended July 31, 2006, the total amounts paid by the Class A Shares, Class C Shares, and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below.

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class A Shares                 $      4         $      9     $       48     $      119         $       77
    Class C Shares                 $    299         $    677     $   22,751     $      906         $   23,936
    Class R Shares                 $      1         $  2,755             --             --         $       57
    Class S Shares                 $ 17,424         $ 20,815     $  472,939     $   54,720         $  475,965

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  Forty Fund
    Class A Shares                 $ 28,825         $ 57,875     $  523,184     $  843,851         $  540,656
    Class C Shares                 $  5,087         $ 11,354     $  199,511     $   76,752         $  396,869
    Class R Shares                 $    298         $ 17,418     $   10,768     $   11,452         $   10,646
    Class S Shares                 $130,516         $108,456     $3,271,745     $1,075,847         $3,316,392
  Orion Fund
    Class A Shares                 $     34         $     83     $       80     $      331         $      749
    Class C Shares                 $     34         $     82     $       33     $      580         $    2,912
    Class R Shares                 $     23         $ 12,150             --             --         $    1,334
    Class S Shares                 $     26         $ 21,792             --     $      116         $      710
  Mid Cap Growth Fund
    Class A Shares                 $    111         $    232     $    2,015     $    3,453         $    2,043
    Class C Shares                 $    475         $  1,011     $   24,436     $    5,552         $   35,974
    Class R Shares                 $      9         $  1,201     $      187     $      176         $      243
    Class S Shares                 $  9,902         $ 19,021     $  244,970     $   33,032         $  245,545
  Small-Mid Growth Fund
    Class A Shares                 $     66         $    164     $      607     $    2,883         $    1,283
    Class C Shares                 $     55         $    137             --     $    1,667         $    4,432
    Class R Shares                 $     25         $ 18,797     $       22     $        1         $    1,401
    Class S Shares                 $     30         $ 20,972     $      112     $      486         $      793
  Growth and Income Fund
    Class A Shares                 $     90         $    187     $    1,584     $    3,485         $    1,643
    Class C Shares                 $  1,214         $  2,777     $   72,213     $   11,220         $   98,594
    Class R Shares                 $     94         $  4,051     $    3,346     $    2,652         $    3,305
    Class S Shares                 $ 25,044         $ 26,024     $  632,774     $  179,460         $  637,567
  Fundamental Equity Fund(1)
    Class A Shares                 $     69         $    135     $    1,148     $    3,970         $    1,145
    Class C Shares                 $  1,331         $  2,955     $   81,865     $   12,884         $  103,931
    Class R Shares                 $      3         $  1,097     $       49     $      314         $      131
    Class S Shares                 $  4,694         $  9,861     $  116,272     $   98,081         $  116,731
  Contrarian Fund
    Class A Shares                 $    220         $    378     $    2,325     $   26,071         $    2,962
    Class C Shares                 $    187         $    372     $       63     $   12,797         $   12,290
    Class R Shares                 $     23         $ 18,537     $        1             --         $    1,349
    Class S Shares                 $     39         $ 21,288     $      231     $    1,192         $      901
  Balanced Fund
    Class A Shares                 $     53         $    108     $      923     $    2,611         $      925
    Class C Shares                 $  2,290         $  5,125     $  163,995     $    9,990         $  180,359
    Class R Shares                 $      2         $  1,059     $       54     $       17         $      114
    Class S Shares                 $ 51,651         $ 38,696     $1,358,732     $   83,517         $1,377,148
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares                 $  7,588         $  9,448     $   24,508     $   75,210         $   56,983
    Class C Shares                 $  3,981         $  4,747     $    8,961     $   28,738         $  101,355
    Class R Shares                 $      2         $  1,007             --     $        5         $       67
    Class S Shares                 $ 22,164         $ 24,389     $  215,268     $   96,362         $  242,896

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  Risk-Managed Core Fund
    Class A Shares                 $  4,072         $  3,638     $   57,206     $   54,784         $   24,427
    Class C Shares                 $  3,477         $  3,426     $   11,120     $   32,940         $   86,825
    Class R Shares                 $      1         $  1,092             --     $        0         $       61
    Class S Shares                 $  3,624         $  7,884     $   20,890     $   92,381         $   30,923
  Risk-Managed Value Fund(2)
    Class A Shares                 $     17         $ 11,213             --             --         $      375
    Class C Shares                 $     17         $ 11,212             --     $        8         $    1,501
    Class R Shares                 $     17         $ 19,040             --             --         $      749
    Class S Shares                 $     17         $ 20,530     $       43     $        7         $      375
VALUE
  Mid Cap Value Fund
    Class A Shares                 $ 14,078         $ 30,397     $  268,620     $  389,074         $  267,285
    Class C Shares                 $  2,593         $  5,786     $   44,703     $   63,497         $  205,343
    Class R Shares                 $    121         $  4,973     $    5,167     $    5,920         $    5,151
    Class S Shares                 $  6,113         $ 18,809     $  140,208     $  209,353         $  143,688
  Small Company Value Fund
    Class A Shares                 $     19         $     40     $      334     $      912         $      367
    Class C Shares                 $    104         $    245     $    5,719     $    1,596         $    8,684
    Class R Shares                 $    298         $ 10,987     $   14,589     $    1,923         $   14,588
    Class S Shares                 $  2,006         $  6,595     $   32,447     $   18,392         $   53,807
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares                 $      6         $     13     $      101     $      142         $      112
    Class C Shares                 $    103         $    223     $    7,786     $      325         $    7,756
    Class R Shares                 $      1         $  5,350             --             --         $       58
    Class S Shares                 $ 26,282         $ 26,109     $  809,510     $   55,285         $  823,089
  International Equity Fund(3)
    Class A Shares                      N/A              N/A            N/A            N/A                N/A
    Class C Shares                      N/A              N/A            N/A            N/A                N/A
    Class R Shares                      N/A              N/A            N/A            N/A                N/A
    Class S Shares                      N/A              N/A            N/A            N/A                N/A
  International Growth Fund
    Class A Shares                 $  1,275         $  2,370     $   18,526     $   89,519         $   20,030
    Class C Shares                 $  1,854         $  3,460     $   25,535     $   89,115         $  117,200
    Class R Shares                 $     30         $  1,820     $      755     $    1,050         $      915
    Class S Shares                 $ 46,049         $ 41,104     $1,115,292     $  352,550         $1,115,066
ALTERNATIVE
  Long/Short Fund(4)
    Class A Shares                      N/A              N/A            N/A            N/A                N/A
    Class C Shares                      N/A              N/A            N/A            N/A                N/A
    Class R Shares                      N/A              N/A            N/A            N/A                N/A
    Class S Shares                      N/A              N/A            N/A            N/A                N/A

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
BOND
  Flexible Bond Fund
    Class A Shares                 $     41         $     80     $      655     $    1,496         $      662
    Class C Shares                 $    604         $  1,361     $   42,177     $      772         $   47,440
    Class R Shares                 $      1         $  1,114     $        5             --         $       51
    Class S Shares                 $  4,350         $ 11,181     $  108,856     $   14,444         $  114,886
  High-Yield Fund
    Class A Shares                 $     83         $    199     $      202     $      339         $    1,770
    Class C Shares                 $     71         $    175             --             --         $    6,261
    Class R Shares                 $     54         $ 20,627             --             --         $    3,131
    Class S Shares                 $     57         $ 23,635     $       34             --         $    1,601

(1) Formerly named Core Equity Fund.
(2) December 30, 2005 (inception) to July 31, 2006.
(3) Commenced investment operations on November 28, 2006.
(4) Commenced investment operations on August 1, 2006.

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to process redemptions directly with Small Company Value Fund - Class S Shares by calling a Janus representative. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in- kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   CLASS A SHARES
   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

   CLASS C SHARES
   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

   For the fiscal year ended July 31, 2006, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below:

                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund
   Class A Shares                                                         --
   Class C Shares                                                     $    1
 Forty Fund
   Class A Shares                                                         --
   Class C Shares                                                     $7,533
 Orion Fund
   Class A Shares                                                         --
   Class C Shares                                                     $   99
 Mid Cap Growth Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  582
 Small-Mid Growth Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  210
 Growth and Income Fund
   Class A Shares                                                         --
   Class C Shares                                                     $1,628
 Fundamental Equity Fund(1)
   Class A Shares                                                         --
   Class C Shares                                                     $  949
 Contrarian Fund
   Class A Shares                                                         --
   Class C Shares                                                     $    3
 Balanced Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  556
RISK-MANAGED
 Risk-Managed Growth Fund
   Class A Shares                                                     $   47
   Class C Shares                                                     $1,822
 Risk-Managed Core Fund
   Class A Shares                                                         --
   Class C Shares                                                     $2,009
 Risk-Managed Value Fund(2)
   Class A Shares                                                         --
   Class C Shares                                                         --

                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
VALUE
 Mid Cap Value Fund
   Class A Shares                                                         --
   Class C Shares                                                     $5,626
 Small Company Value Fund
   Class A Shares                                                         --
   Class C Shares                                                         --
INTERNATIONAL & GLOBAL
 Worldwide Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  157
 International Equity Fund(3)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A
 International Growth Fund
   Class A Shares                                                         --
   Class C Shares                                                     $4,034
ALTERNATIVE
 Long/Short Fund(4)
   Class A Shares                                                        N/A
   Class C Shares                                                        N/A
BOND
 Flexible Bond Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  818
 High-Yield Fund
   Class A Shares                                                         --
   Class C Shares                                                         --

(1) Formerly named Core Equity Fund.
(2) December 30, 2005 (inception) to July 31, 2006.
(3) Commenced investment operations on November 28, 2006.
(4) Commenced investment operations on August 1, 2006.

   CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
   A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Long/Short Fund, and High-Yield Fund redeemed within three months of purchase, unless waived, as discussed in the Prospectuses.

   PROCESSING OR SERVICE FEES
   Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Fundamental Equity Fund, Contrarian Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, and Long/Short Fund declare and make annual distributions of income (if any); Growth and Income Fund and Balanced Fund declare and make quarterly distributions of income; and Flexible Bond Fund and High-Yield Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

   The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

   Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

   Certain of Long/Short Fund's transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

As of November 1, 2006, the officers and Trustees as a group owned 54.26% of the Class I Shares of Long/Short Fund, 1.66% of the Class A Shares of Small Company Value Fund, and less than 1% of the outstanding Shares of any class of each of the other Funds in this SAI.

As of November 1, 2006, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of any class of the Funds is listed below.

To the best knowledge of the Trust, as of November 1, 2006, no other person or entity owned beneficially more than 5% of the outstanding Shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, except for JCM's or JCGI's ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of any class of the Funds, except as shown. In certain circumstances, JCM's or JCGI's ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Balanced Fund  -- Class  Merrill Lynch Pierce Fenner & Smith          13,305             31.69%
  A Shares               Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         Citigroup Global Markets Inc.                 9,950             23.70%
                         A/C 00148131291
                         New York, NY
                         Citigroup Global Markets Inc.                 7,367             17.54%
                         A/C 0014816D975
                         New York, NY
                         UBS Financial Services Inc.                   2,785              6.63%
                         FBO D. D. Scheiderbauer
                         Vero Beach, FL
                         Citigroup Global Markets Inc.                 2,704              6.44%
                         A/C 00171327758
                         New York, NY
Contrarian Fund  --      Merrill Lynch Pierce Fenner & Smith         419,036             71.63%
  Class A Shares         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         Pershing LLC                                 43,783              7.48%
                         Jersey City, NJ
Flexible Bond Fund  --   Pershing LLC                                 61,192             54.32%
  Class A Shares         Jersey City, NJ
                         Merrill Lynch Pierce Fenner & Smith          39,399             34.97%
                         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
Forty Fund  -- Class A   Merrill Lynch Pierce Fenner & Smith       9,969,651             96.18%
  Shares                 Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Fundamental Equity Fund  Merrill Lynch Pierce Fenner & Smith          14,032             20.50%
   -- Class A Shares     Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         Raymond James & Associates Inc.               4,890              7.14%
                         FBO R. Charles
                         A/C 11746003
                         St. Petersburg, FL
                         UBS Financial Services Inc.                   3,625              5.30%
                         FBO D. D. Scheiderbauer
                         Vero Beach, FL
Growth and Income Fund   Merrill Lynch Pierce Fenner & Smith          55,812             47.52%
   -- Class A Shares     Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         NFS LLC                                       7,204              6.13%
                         FEBO R. Ferrigno
                         New Haven, CT
                         Pershing LLC                                  5,961              5.07%
                         Jersey City, NJ
High-Yield Fund  --      Janus Capital Management LLC                 58,544             67.60%*
  Class A Shares         Denver, CO
                         First Clearing, LLC                          12,488             14.42%
                         A/C 5970-9258
                         FBO E. C. Nagel Trust
                         Jacksonville, FL
                         NFS LLC                                       8,092              9.34%
                         FBO K. S. Rubin Rev Lvg Trust
                         A/C 093098
                         Boca Raton, FL
                         Pershing LLC                                  5,251              6.06%
                         Jersey City, NJ
INTECH Risk-Managed      Merrill Lynch Pierce Fenner & Smith         606,443             50.37%
  Core Fund  -- Class A  Inc.
  Shares                 For the Sole Benefit of Customers
                         Jacksonville, FL
                         Raymond James & Associates Inc.              74,294              6.17%
                         FBO Isom Family Trust
                         A/C 12772029
                         St. Petersburg, FL
INTECH Risk-Managed      Merrill Lynch Pierce Fenner & Smith         406,261             16.60%
  Growth Fund  -- Class  Inc.
  A Shares               For the Sole Benefit of Customers
                         Jacksonville, FL
                         Pershing LLC                                259,451             10.60%
                         Jersey City, NJ
                         Pershing LLC                                223,499              9.13%
                         Jersey City, NJ


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
                         Pershing LLC                                214,124              8.75%
                         Jersey City, NJ
                         Pershing LLC                                195,267              7.98%
                         Jersey City, NJ
                         Pershing LLC                                176,760              7.22%
                         Jersey City, NJ
                         Pershing LLC                                141,743              5.79%
                         Jersey City, NJ
                         Pershing LLC                                135,643              5.54%
                         Jersey City, NJ
INTECH Risk-Managed      Janus Capital Group Inc.                     25,000            100.00%*
  Value Fund  -- Class   Denver, CO
  A Shares
International Growth     Merrill Lynch Pierce Fenner & Smith         244,925             44.04%
  Fund  -- Class A       Inc.
  Shares                 For the Sole Benefit of Customers
                         Jacksonville, FL
Large Cap Growth Fund    Morgan Stanley Dean Witter                    1,837             36.19%
   -- Class A Shares     Jersey City, NJ
                         Merrill Lynch Pierce Fenner & Smith           1,019             20.07%
                         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         Janus Capital Management LLC                    532             10.48%*
                         Denver, CO
                         Citigroup Global Markets Inc.                   442              8.70%
                         A/C 00141613062
                         New York, NY
                         Citigroup Global Markets Inc.                   436              8.59%
                         A/C 00126L70004
                         New York, NY
                         Citigroup Global Markets Inc.                   346              6.82%
                         A/C 00163A04942
                         New York, NY
Long/Short Fund  --      Janus Capital Group Inc.                    100,000             66.90%*
  Class A Shares         Denver, CO
                         Naidot & Co.                                 23,697             15.85%
                         FBO W. S. Peabody
                         Woodbridge, NJ
Mid Cap Growth Fund      Merrill Lynch Pierce Fenner & Smith          32,704             54.91%
   -- Class A Shares     Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         Morgan Stanley Dean Witter                    5,456              9.16%
                         Jersey City, NJ
Orion Fund  -- Class A   Janus Capital Management LLC                 25,000             55.76%*
  Shares                 Denver, CO
                         Morgan Keegan & Company Inc.                  3,647              8.13%
                         FBO 540097821
                         Memphis, TN


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
                         Morgan Keegan & Company Inc.                  2,568              5.73%
                         FBO 732242971
                         Memphis, TN
                         J. J. B. Hilliard W. L. Lyons Inc.            2,508              5.59%
                         FBO S. M. King
                         A/C 4771-3153
                         Louisville, KY
Small Company Value      Merrill Lynch Pierce Fenner & Smith          11,902             45.79%
  Fund  -- Class A       Inc.
  Shares                 For the Sole Benefit of Customers
                         Jacksonville, FL
                         First Clearing, LLC                           4,798             18.46%
                         A/C 4040-2481
                         FBO L. Heilpern
                         Englewood Cliffs, NJ
                         UBS Financial Services Inc.                   1,744              6.71%
                         FBO M. Feingold
                         Weehawken, NJ
                         Southwest Securities Inc.                     1,616              6.22%
                         FBO R. A. Rupp TTEE
                         Dallas, TX
Small-Mid Growth Fund    Janus Capital Management LLC                 25,000             37.07%*
   -- Class A Shares     Denver, CO
                         First Clearing, LLC                          11,333             16.80%
                         A/C 5970-9258
                         FBO E. C. Nagel Trust
                         Jacksonville, FL
Worldwide Fund  --       Morgan Stanley Dean Witter                    1,056             44.52%
  Class A Shares         Jersey City, NJ
                         Merrill Lynch Pierce Fenner & Smith             711             29.96%
                         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         UBS Financial Services Inc.                     484             20.42%
                         FBO T. Dial Trust
                         Jamestown, KY
                         Raymond James & Associates Inc.                 121              5.10%
                         FBO Phillips IRA
                         A/C 57532838
                         St. Petersburg, FL
Contrarian Fund  --      Merrill Lynch Pierce Fenner & Smith         379,518             66.58%
  Class C Shares         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
Flexible Bond Fund  --   Merrill Lynch Pierce Fenner & Smith          58,650             14.83%
  Class C Shares         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         Ferris Baker Watts Inc.                      26,325              6.66%
                         A/C 6317-1468
                         FBO R. E. Wilhite
                         Shrewsbury, PA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Forty Fund --            Merrill Lynch Pierce Fenner & Smith         546,538             27.02%
  Class C Shares         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
Fundamental Equity Fund  Merrill Lynch Pierce Fenner & Smith          61,652              9.13%
   --                    Inc.
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL
Growth and Income Fund   Merrill Lynch Pierce Fenner & Smith          55,414             11.34%
   --                    Inc.
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL
High-Yield Fund --       Janus Capital Management LLC                 67,148             91.52%*
  Class C Shares         Denver, CO
                         LPL Financial Services                        5,529              7.54%
                         A/C 7001-6909
                         San Diego, CA
INTECH Risk-Managed      Merrill Lynch Pierce Fenner & Smith         659,246             59.98%
  Core Fund  -- Class C  Inc.
  Shares                 For the Sole Benefit of Customers
                         Jacksonville, FL
INTECH Risk-Managed      Merrill Lynch Pierce Fenner & Smith         569,419             57.36%
  Growth Fund  -- Class  Inc.
  C Shares               For the Sole Benefit of Customers
                         Jacksonville, FL
                         Pershing LLC                                 58,582              5.90%
                         Jersey City, NJ
INTECH Risk-Managed      Janus Capital Group Inc.                     25,000             86.65%*
  Value Fund  -- Class   Denver, CO
  C Shares
                         UBS Financial Services Inc.                   3,615             12.53%
                         FBO A. L. Shaver
                         Weehawken, NJ
International Growth     Merrill Lynch Pierce Fenner & Smith         256,226             27.70%
  Fund  -- Class C       Inc.
  Shares                 For the Sole Benefit of Customers
                         Jacksonville, FL
Large Cap Growth Fund    EMJAYCO                                      11,786             11.27%
   -- Class C Shares     FBO Meinecke-Johnson Co 401k Plan
                         A/C 397801
                         Milwaukee, WI
                         RBC Dain Rauscher                             8,542              8.17%
                         FBO S. W. Adams
                         Buffalo, NY
                         Merrill Lynch Pierce Fenner & Smith           5,364              5.13%
                         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
Long/Short Fund  --      Janus Capital Group Inc.                    100,000             81.58%*
  Class C Shares         Denver, CO
                         First Clearing, LLC                           7,522              6.14%
                         A/C 2685-1155
                         FBO J. M. Shuck IRA
                         Shaker Heights, OH


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Mid Cap Growth Fund      Merrill Lynch Pierce Fenner & Smith          14,882              9.43%
   -- Class C Shares     Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
Mid Cap Value Fund  --   Merrill Lynch Pierce Fenner & Smith         865,120             43.07%
  Class C Shares         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         Morgan Stanley Dean Witter                  103,846              5.17%
                         Jersey City, NJ
Orion Fund  -- Class C   Janus Capital Management LLC                 25,000             39.30%*
  Shares                 Denver, CO
                         Morgan Keegan & Company Inc.                 17,123             26.92%
                         FBO 751428021
                         Memphis, TN
                         Merrill Lynch Pierce Fenner & Smith          10,212             16.05%
                         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         American Enterprise Investment                3,458              5.44%
                         Services
                         FBO 204951561
                         Minneapolis, MN
Small Company Value      Capital Bank & Trust Company TTEE            31,357             40.82%
  Fund  -- Class C       FBO United Consulting Ltd. 401k Plan
  Shares                 Greenwood Village, CO
                         Merrill Lynch Pierce Fenner & Smith          27,624             35.96%
                         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
Small-Mid Growth Fund    Janus Capital Management LLC                 25,000             34.98%*
   -- Class C Shares     Denver, CO
                         Merrill Lynch Pierce Fenner & Smith          22,280             31.17%
                         Inc.
                         For the Sole Benefit of Customers
                         Jacksonville, FL
                         NFS LLC                                       5,336              7.47%
                         FBO B. D. Littlefield
                         Oklahoma City, OK
                         NFS LLC                                       4,461              6.24%
                         FBO J. G. Falle
                         Lilburn, GA
                         NFS LLC                                       4,303              6.02%
                         FBO R. E. Bowman
                         Custer City, OK


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Worldwide Fund  --       First Clearing, LLC                           1,473              5.88%
  Class C Shares         A/C 4734-6125
                         FBO D. M. Kettunen
                         Brookfield, CT
                         Citigroup Global Markets Inc.                 1,325              5.29%
                         A/C 00124028865
                         New York, NY
                         Citigroup Global Markets Inc.                 1,325              5.29%
                         A/C 00124028866
                         New York, NY
Balanced Fund  -- Class  Janus Capital Group Inc.                        398            100.00%*
  I Shares               Denver, CO
Contrarian Fund  --      Prudential Investment Management              5,835             81.10%
  Class I Shares         Service
                         FBO Mutual Fund Clients/PruChoice
                         Newark, NJ
                         Janus Capital Group Inc.                        960             13.34%*
                         Denver, CO
                         Charles Schwab & Co. Inc.                       400              5.56%
                         Exclusive Benefit of Customers
                         San Francisco, CA
Flexible Bond Fund  --   Janus Capital Group Inc.                      8,601            100.00%*
  Class I Shares         Denver, CO
Forty Fund  -- Class I   Mori & Co.                                  662,234             97.53%
  Shares                 Kansas City, MO
Fundamental Equity Fund  Counsel Trust                                 5,323             90.87%
   -- Class I Shares     FBO Durand Chevrolet Inc. 401k Trust
                         York, PA
                         Janus Capital Group Inc.                        535              9.13%*
                         Denver, CO
Growth and Income Fund   Janus Capital Group Inc.                        569             39.88%*
   -- Class I Shares     Denver, CO
                         RBC Dain Rauscher                               498             64.85%
                         FBO S. S. Allen
                         A/C 1080-0595
                         Humble, TX
                         RBC Dain Rauscher                               361             25.27%
                         FBO D. Wesson
                         Spring, TX
High-Yield Fund  --      Janus Capital Group Inc.                     10,324            100.00%*
  Class I Shares         Denver, CO
INTECH Risk-Managed      Wendel & Co.                              1,367,781             31.23%
  Core Fund  -- Class I  A/C 712708
  Shares                 New York, NY
                         Charles Schwab & Co. Inc.                   512,498             11.70%
                         Exclusive Benefit of Customers
                         San Francisco, CA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
                         Northern Trust as Custodian                 362,934              8.29%
                         FBO The Libra Foundation
                         A/C 26-20655
                         Chicago, IL
                         Jupiter & Co.                               356,421              8.14%
                         Boston, MA
                         US Bank TTEE                                268,702              6.14%
                         FBO Towerhill
                         Milwaukee, WI
                         Chemical Bank & Trust                       257,922              5.89%
                         Midland, MI
                         Northwest Health Foundation                 245,211              5.60%
                         Portland, OR
INTECH Risk-Managed      Janus Smart Portfolio -- Growth             790,482             36.03%
  Value Fund  -- Class   Risk-Managed Value Omnibus Account
  I Shares               Denver, CO
                         Janus Capital Group Inc.                    612,368             27.91%*
                         Denver, CO
                         Janus Smart Portfolio -- Moderate           453,659             20.67%
                         Risk-Managed Value Omnibus Account
                         Denver, CO
                         Charles Schwab & Co. Inc.                   186,831              8.51%
                         Exclusive Benefit of Customers
                         San Francisco, CA
                         Janus Smart                                 140,504              6.40%
                         Portfolio -- Conservative
                         Risk-Managed Value Omnibus Account
                         Denver, CO
International Growth     Charles Schwab & Co. Inc.                   328,417             96.04%
  Fund  -- Class I       Exclusive Benefit of Customers
  Shares                 San Francisco, CA
Large Cap Growth Fund    First Clearing, LLC                           1,680             68.26%
   -- Class I Shares     FBO R. F. Espelage & S. M. Disney
                         Cincinnati, OH
                         Janus Capital Group Inc.                        465             18.90%*
                         Denver, CO
                         First Clearing, LLC                             238              9.65%
                         A/C 6739-9994
                         FBO P. J. Jones
                         Keller, TX
Long/Short Fund  --      Charles Schwab & Co. Inc.                   133,816             57.23%
  Class I Shares         Exclusive Benefit of Customers
                         San Francisco, CA
                         Janus Capital Group Inc.                    100,000             42.77%*
                         Denver, CO


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Mid Cap Growth Fund      RBC Dain Rauscher                               864             33.81%
   -- Class I Shares     FBO K. J. Ladd & M. McDonnell
                         Arvada, CO
                         RBC Dain Rauscher                               456             17.83%
                         FBO M. R. Gunter
                         A/C 3900-2845
                         Denver, CO
                         RBC Dain Rauscher                               426             16.66%
                         FBO K. E. Lucas
                         A/C 5207-3215
                         Westminster, CO
                         Janus Capital Group Inc.                        357             13.99%*
                         Denver, CO
                         RBC Dain Rauscher                               350             13.71%
                         FBO E. Westerlund
                         A/C 8449-1046
                         Parrish, FL
Mid Cap Value Fund  --   The Northern Trust Co.                      840,336             38.07%
  Class I Shares         FBO #910
                         A/C 2619568
                         Chicago, IL
                         State of Wyoming                            578,411             26.21%
                         FBO The WRS DCP
                         Greenwood Village, CO
                         T Rowe Price Retirement Plan                297,625             13.48%
                         Services Inc.
                         FBO Retirement Plan Clients
                         Owings Mills, MD
                         Turtle & Co.                                252,232             11.43%
                         Boston, MA
                         Wachovia Bank NA                            141,733              6.42%
                         Omnibus Cash
                         9999999980 NC-1151
                         Charlotte, NC
Orion Fund  --           Janus Capital Group Inc.                        959            100.00%*
  Class I Shares         Denver, CO
Small Company Value      Charles Schwab & Co. Inc.                    17,546             89.93%
  Fund  --               Exclusive Benefit of Customers
  Class I Shares         San Francisco, CA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Small-Mid Growth Fund    RBC Dain Rauscher                             4,576             11.71%
   -- Class I Shares     FBO C. Gilpin
                         A/C 3418-8000
                         Springfield, MO
                         RBC Dain Rauscher                             3,645              9.33%
                         FBO M. J. Flanders
                         A/C 3125-2369
                         Arlington Heights, IL
                         RBC Dain Rauscher                             2,750              7.04%
                         FBO E. F. Calus
                         Englewood, CO
                         RBC Dain Rauscher                             2,406              6.16%
                         FBO D. D. Farrell
                         A/C 2986-3216
                         Parker, CO
                         RBC Dain Rauscher                             2,316              5.93%
                         FBO S. E. Kriley
                         Aurora, CO
                         RBC Dain Rauscher                             2,024              5.18%
                         FBO J. E. Smallwood Jr. & E. A.
                         Smallwood
                         Highlands Ranch, CO
                         RBC Dain Rauscher                             2,007              5.13%
                         FBO J. E. Smallwood Jr.
                         A/C 7463-3803
                         Highlands Ranch, CO
                         RBC Dain Rauscher                             1,969              5.04%
                         FBO L. E. Rowars
                         Brooklyn, NY
Worldwide Fund  --       Janus Capital Group Inc.                        355             98.72%*
  Class I Shares         Denver, CO
Balanced Fund  -- Class  MFS Heritage Trust Company                      921             67.10%
  R Shares               FBO Certain Company Benefit Plans
                         Boston, MA
                         Janus Capital Management LLC                    442             32.18%*
                         Denver, CO
Contrarian Fund  --      Janus Capital Management LLC                 25,020             98.49%*
  Class R Shares         Denver, CO
Flexible Bond Fund  --   Janus Capital Management LLC                  8,600            100.00%*
  Class R Shares         Denver, CO
Forty Fund  --           American United Life Insurance Co.          105,306             39.37%
  Class R Shares         AUL American Group Retirement
                         Annuity
                         Indianapolis, IN
                         Merrill Lynch                                92,212             34.47%
                         Jacksonville, FL
                         Priac                                        51,248             19.16%
                         FBO Various Retirement Plans
                         Kansas City, MO


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Fundamental Equity Fund  Emjay Corporation                             1,602             45.41%
   --                    FBO Plans of RPSA Customers
  Class R Shares         Greenwood Village, CO
                         Janus Capital Management LLC                    670             19.00%*
                         Denver, CO
                         NFS LLC                                         395             11.19%
                         FBO L. Karp
                         Woodmere, NY
                         MG Trust Company                                310              8.78%
                         FBO Managed Care Measures LLC
                         Denver, CO
                         Counsel Trust                                   278              7.89%
                         FBO Di Paolo Company 401k
                         Pittsburgh, PA
                         NFS LLC                                         206              5.85%
                         FBO E. L. Wiser
                         Cedartown, GA
Growth and Income Fund   American United Life Insurance Co.           69,485             44.72%
   --                    AUL American Group Retirement
  Class R Shares         Annuity
                         Indianapolis, IN
                         MG Trust Company                             33,449             21.53%
                         FBO PN Hoffman Inc. 401k
                         Denver, CO
                         American United Life Insurance Co.           25,130             16.17%
                         AUL American Group Retirement
                         Annuity
                         Indianapolis, IN
                         MFS Heritage Trust Company                   22,392             14.41%
                         FBO Certain Company Benefit Plans
                         Boston, MA
High-Yield Fund  --      Janus Capital Management LLC                 67,355            100.00%*
  Class R Shares         Denver, CO
INTECH Risk-Managed      Counsel Trust                                 2,333             67.48%
  Core Fund  --          FBO Di Paolo Company 401k
  Class R Shares         Pittsburgh, PA
                         Janus Capital Management LLC                    933             27.00%*
                         Denver, CO
                         NFS LLC                                         191              5.51%
                         FBO M. E. Cardillo
                         Hilton, NY
INTECH Risk-Managed      Janus Capital Management LLC                    892             70.31%*
  Growth Fund  -- Class  Denver, CO
  R Shares
                         NFS LLC                                         377             29.69%
                         FEBO M. Geller TTEE
                         Martinez, CA
INTECH Risk-Managed      Janus Capital Group Inc.                     25,000            100.00%*
  Value Fund  -- Class   Denver, CO
  R Shares


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
International Growth     Merrill Lynch                                25,831             72.22%
  Fund  --               Jacksonville, FL
  Class R Shares
                         Counsel Trust                                 3,691             10.32%
                         FBO Di Paolo Company 401k
                         Pittsburgh, PA
                         MG Trust Company                              2,329              6.51%
                         FBO Frontier Trust Company as
                         Trustee
                         FBO Skilled Care Pharmacy 401k
                         Fargo, ND
Large Cap Growth Fund    Janus Capital Management LLC                    532            100.00%*
   -- Class R Shares     Denver, CO
Long/Short Fund  --      Janus Capital Group Inc.                    100,000            100.00%*
  Class R Shares         Denver, CO
Mid Cap Growth Fund      Merrill Lynch                                 5,759             42.15%
   -- Class R Shares     Jacksonville, FL
                         MG Trust Company                              4,058             29.70%
                         FBO High Tech Irrigation Inc. 401k
                         Denver, CO
                         Reliance Trust Company                        3,355             24.56%
                         FBO Treanor Architects 401k
                         Atlanta, GA
Mid Cap Value Fund  --   MG Trust Company                             29,852             23.33%
  Class R Shares         FBO Novus Print Media 401k
                         Denver, CO
                         MFS Heritage Trust Company                   22,301             17.43%
                         FBO Certain Company Benefit Plans
                         Boston, MA
                         Merrill Lynch                                18,381             14.36%
                         Jacksonville, FL
                         MG Trust Company                             13,985             10.93%
                         FBO Associated Clinic of Psychology
                         Denver, CO
                         State Street Bank & Trust                    10,014              7.83%
                         FBO ADP/Scudder Choice 401k
                         Westwood, MA
                         DWS Trust Co TTEE                             7,347              5.74%
                         FBO DJ Reardon Company Inc. 401k
                         Salem, NH
                         MG Trust Company                              7,157              5.59%
                         FBO San Jose Jet Center LLC and ACM
                         Denver, CO
                         IMI Companies                                 6,872              5.37%
                         Greenville, SC
Orion Fund  --           Janus Capital Management LLC                 25,000            100.00%*
  Class R Shares         Denver, CO


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Small Company Value      Emjay Corporation                           240,060             87.58%
  Fund  --               FBO Plans of RPSA Customers
  Class R Shares         Greenwood Village, CO
Small-Mid Growth Fund    Janus Capital Management LLC                 25,000             76.77%*
   -- Class R Shares     Denver, CO
                         Wilmington Trust Company                      5,848             17.96%
                         FBO JCB Inc.
                         A/C 077120-000 2
                         Wilmington, DE
Worldwide Fund  --       Janus Capital Management LLC                    406            100.00%*
  Class R Shares         Denver, CO
Balanced Fund  -- Class  Priac                                     4,459,299             23.63%
  S Shares               FBO Various Retirement Plans
                         Kansas City, MO
                         Nationwide Insurance Company              1,506,016              7.98%
                         Columbus, OH
                         Nationwide Trust Company                  1,280,887              6.79%
                         Columbus, OH
                         National Financial Services LLC           1,224,124              6.49%
                         For Exclusive Benefit of Customers
                         New York, NY
Contrarian Fund  --      Merrill Lynch                                29,830             41.11%
  Class S Shares         Jacksonville, FL
                         Janus Capital Management LLC                 25,020             34.48%*
                         Denver, CO
Flexible Bond Fund  --   Saxon & Company                             798,558             23.46%
  Class S Shares         FBO 91 Vested Interest
                         A/C 20-001-302-9912426
                         Philadelphia, PA
                         Charles Schwab & Co. Inc.                   567,866             16.68%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA
                         Hartford Life Insurance Co.                 476,941             14.01%
                         Separate Account DC IV
                         Hartford, CT
                         Prudential Investment Management            178,556              5.25%
                         Service
                         FBO Mutual Fund Clients
                         Newark, NJ
Forty Fund  --           Citigroup Global Markets Inc.            14,191,234             26.21%
  Class S Shares         A/C 00109801250
                         New York, NY
                         Minnesota Life                            7,301,755             13.49%
                         FBO E. Sabastiao & L. Clare &
                         V. Montana
                         Saint Paul, MN


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
                         National Financial Services LLC           5,191,173              9.59%
                         For Exclusive Benefit of Customers
                         New York, NY
                         State Street Bank & Trust                 2,982,154              5.51%
                         FBO ADP Daily Valuation B 401k
                         North Quincy, MA
Fundamental Equity Fund  Charles Schwab & Co. Inc.                   953,814             33.65%
   --                    Special Custody Account
  Class S Shares         FBO Institutional Client Accounts
                         San Francisco, CA
                         Nationwide Trust Company                    342,901             12.10%
                         Columbus, OH
                         Saxon & Company                             199,435              7.04%
                         FBO 91 Vested Interest
                         A/C 20-01-302-9912426
                         Philadelphia, PA
                         Investors Bank & Trust Co. TTEE             163,267              5.76%
                         FBO Various Retirement Plans
                         Purchase, NY
Growth and Income Fund   Charles Schwab & Co. Inc.                 4,536,085             31.01%
   --                    Special Custody Account
  Class S Shares         FBO Institutional Client Accounts
                         San Francisco, CA
                         Saxon & Company                           2,330,244             15.93%
                         FBO 91 Vested Interest
                         A/C 20-01-302-9912426
                         Philadelphia, PA
                         State Bank & Trust                        2,186,863             14.95%
                         Fargo, ND
                         Nationwide Trust Company                  1,532,260             10.47%
                         Columbus, OH
                         Prudential Investment Management            850,264              5.81%
                         Service
                         FBO Mutual Fund Clients
                         Newark, NJ
High-Yield Fund  --      Janus Capital Management LLC                 67,550             99.92%*
  Class S Shares         Denver, CO
INTECH Risk-Managed      Charles Schwab & Co. Inc.                   779,192             43.81%
  Core Fund  --          Special Custody Account
  Class S Shares         FBO Institutional Client Accounts
                         San Francisco, CA
                         Prudential Investment Management            207,714             11.68%
                         Service
                         FBO Mutual Fund Clients
                         Newark, NJ
                         Nationwide Trust Company                    175,409              9.86%
                         Columbus, OH


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
INTECH Risk-Managed      Charles Schwab & Co. Inc.                 2,367,561             22.14%
  Growth Fund  -- Class  Special Custody Account
  S Shares               FBO Institutional Client Accounts
                         San Francisco, CA
                         JP Morgan Chase Bank TTEE                 2,112,631             19.76%
                         FBO Ericsson Capital Accumulation
                         and
                         Savings Plan
                         Kansas City, MO
                         JP Morgan Chase Bank TTEE                 1,558,827             14.58%
                         FBO Ericsson Capital Accumulation
                         and
                         Savings Plan
                         Kansas City, MO
                         Mac & Company                               580,830              5.43%
                         A/C RSMF2033002
                         Pittsburgh, PA
                         American United Life Insurance Co.          561,135              5.25%
                         Unit Investment Trust
                         Indianapolis, IN
INTECH Risk-Managed      Janus Capital Group Inc.                     25,000            100.00%*
  Value Fund  -- Class   Denver, CO
  S Shares
International Growth     Minnesota Life                            1,992,179             14.08%
  Fund  --               FBO E. Sabastiao & L. Clare &
  Class S Shares         V. Montana
                         Saint Paul, MN
                         Hartford Life Insurance Co.               1,641,831             11.60%
                         Separate Account DC IV
                         Hartford, CT
                         Wells Fargo Bank NA                       1,065,062              7.53%
                         FBO RPS Janus Adviser International
                         Growth
                         A/C 99020205
                         Minneapolis, MN
                         Saxon & Company                             844,569              5.97%
                         FBO 91 Vested Interest
                         A/C 20-01-302-9912426
                         Philadelphia, PA
                         National Financial Services LLC             710,814              5.02%
                         For Exclusive Benefit of Customers
                         New York, NY
Large Cap Growth Fund    Priac                                     1,119,319             15.89%
   -- Class S Shares     FBO Various Retirement Plans
                         Kansas City, MO
                         National Financial Services LLC             891,412             12.65%
                         For Exclusive Benefit of Customers
                         New York, NY

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
                         Saxon & Company                             878,753             12.47%
                         FBO 91 Vested Interest
                         A/C 20-01-302-9912426
                         Philadelphia, PA
                         Amvescap Services Inc.                      701,843              9.96%
                         FBO AGL Resources Inc.
                         Atlanta, GA
                         Ohio National Life Insurance Co.            428,219              6.08%
                         FBO Separate Accounts
                         Cincinnati, OH
Long/Short Fund  --      Janus Capital Group Inc.                    100,000            100.00%*
  Class S Shares         Denver, CO
Mid Cap Growth Fund      Guardian Insurance & Annuity Co.            440,969             14.71%
   -- Class S Shares     Sep Acct L, Equity Acct 3S
                         Bethlehem, PA
                         Ameriprise Trust Company                    336,171             11.21%
                         FBO Ameriprise Trust 401k
                         Minneapolis, MN
                         Saxon & Company                             194,710              6.49%
                         FBO 91 Vested Interest
                         A/C 20-01-302-9912426
                         Philadelphia, PA
                         Reliance Trust Company                      183,185              6.11%
                         FBO Metlife Defined Contribution
                         Jersey City, NJ
                         Mercer Trust Company TTEE                   165,704              5.53%
                         FBO Southern Ohio & Vicinity Annuity
                         Norwood, MA
                         Charles Schwab & Co. Inc.                 1,306,921             27.25%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA
Orion Fund  -- Class S   Janus Capital Management LLC                 25,000             74.81%*
  Shares                 Denver, CO
                         LPL Financial Services                        3,650             10.92%
                         A/C 1747-2121
                         San Diego, CA
                         Merrill Lynch                                 3,188              9.54%
                         Jacksonville, FL
Small Company Value      Wachovia Bank                               278,705             17.76%
  Fund  -- Class S       FBO Various Retirement Plans
  Shares                 A/C 9888888836 NC 1151
                         Charlotte, NC
                         Nationwide Trust Company                    254,445             16.21%
                         Columbus, OH
                         PWMCO, LLC                                  169,838             10.82%
                         FBO 101081
                         Chicago, IL

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
                         Charles Schwab & Co. Inc.                   140,861              8.97%
                         Reinvest Account
                         San Francisco, CA
                         State Street Bank & Trust Company            85,716              5.46%
                         FBO Citistreet Core Market
                         North Quincy, MA
Small-Mid Growth Fund    Janus Capital Management LLC                 25,000             87.44%*
   -- Class S Shares     Denver, CO
                         Merrill Lynch                                 3,255             11.39%
                         Jacksonville, FL
Worldwide Fund  --       Nationwide Trust Company                    562,244             12.14%
  Class S Shares         Columbus, OH
                         Guardian Insurance & Annuity Co.            492,031             10.62%
                         Sep Acct L, Equity Acct 3S
                         Bethlehem, PA
                         National Financial Services LLC             454,687              9.81%
                         For Exclusive Benefit of Customers
                         New York, NY
                         Priac                                       412,433              8.90%
                         FBO Various Retirement Plans
                         Kansas City, MO
                         Ohio National Life Insurance Co.            308,444              6.66%
                         FBO Separate Accounts
                         Cincinnati, OH
                         Nationwide Insurance Company                259,421              5.60%
                         Columbus, OH

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers twenty-one series of shares, known as "Funds," twenty of which consist of five classes of shares and one of which consists of three classes of shares. Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Funds not listed commenced operations after July 31, 2000.

    PREDECESSOR FUND
    (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
    ----------------------------------------               ----
    Growth Portfolio - Retirement Shares                   Janus Adviser Large Cap Growth Fund
    Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Forty Fund
    Aggressive Growth Portfolio - Retirement Shares        Janus Mid Cap Growth Fund
    Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
    Equity Income Portfolio - Retirement Shares            Janus Adviser Fundamental Equity Fund
    Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
    Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
    International Growth Portfolio - Retirement Shares     Janus Adviser International Growth Fund
    Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Bond Fund

   Janus Adviser Small Company Value Fund was formed from the reorganization of Berger Small Cap Value Fund II (Investor Shares, Service Shares and Institutional Shares) of Berger Investment Portfolio Trust into Class I Shares (renamed Class S Shares effective November 28, 2005) of Janus Adviser Small Company Value Fund. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to July 31.

   Effective June 2, 2003, Janus Adviser Strategic Value Fund was reorganized into Janus Adviser Mid Cap Value Fund.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI each offer five classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares, you may call a Janus representative to purchase shares of Small Company Value Fund. See the Funds' Prospectuses for further detail.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

   Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2006 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2006.

   Schedules of Investments as of July 31, 2006

   Statements of Assets and Liabilities as of July 31, 2006

   Statements of Operations for the period ended July 31, 2006

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.
    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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                                  (JANUS LOGO)
                                 www.janus.com

                               151 Detroit Street
                          Denver, Colorado 80206-4805
                                 1-800-525-0020

                                      November 28, 2006




                                      Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS S SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, and Class S Shares (collectively, the "Shares") of Janus Adviser Money Market Fund. The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").

     Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2006, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Investment Policies and Restrictions, and Investment
    Strategies..................................................    2

    Determination of Net Asset Value............................   17

    Investment Adviser..........................................   18

    Custodian, Transfer Agent, and Certain Affiliations.........   25

    Portfolio Transactions and Brokerage........................   27

    Trustees and Officers.......................................   29

    Purchase of Shares..........................................   39

    Distribution and Shareholder Servicing Plans................   40

    Redemption of Shares........................................   42

    Dividends and Tax Status....................................   44

    Principal Shareholders......................................   45

    Miscellaneous Information...................................   47
       Shares of the Trust......................................   47
       Shareholder Meetings.....................................   47
       Voting Rights............................................   48
       Independent Registered Public Accounting Firm............   49
       Registration Statement...................................   49

    Financial Statements........................................   50

    Appendix A..................................................   51
       Description of Securities Ratings........................   51

    Appendix B..................................................   53
       Description of Municipal Securities......................   53

INVESTMENT POLICIES AND RESTRICTIONS
AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

   The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   The Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If the Fund is an approved underlying fund (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund) in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

   (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

   The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or
   (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectuses.

Participation Interests

   The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
   (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds (currently Forty Fund, Risk-Managed Growth Fund, Risk-Managed Value Fund, Small Company Value Fund, and International Equity Fund), the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds and purchase unlimited shares of Janus-managed funds as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and the Fund, including all funds managed within the Janus fund complex, are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund's portfolio holdings. The following describes those policies and procedures.

   The non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly, with a 30-day lag basis, on www.janus.com. They are posted to the website within approximately two business days after month-end. The money market funds' portfolio holdings are generally available monthly, with no lag, on www.janus.com. They are posted to the website within approximately six business days after month-end. All of the funds' portfolio holdings remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. The top ten portfolio holdings for the Fund are published monthly with a 30-day lag basis, and quarterly with a 15-day lag basis, on www.janus.com approximately two business days after the end of the applicable period. Security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) for the non-money market funds are published monthly with a 30-day lag basis, and quarterly, with a 15-day lag basis, on www.janus.com.

   Specific portfolio level performance attribution information and statistics for all Fund shall be available to any person monthly upon request, with a 30-day lag basis, following the posting of the Fund's portfolio holdings on www.janus.com. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Fund.

   The Fund's Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of the Fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Brockhouse & Cooper Inc.              Quarterly            Current
Callan Associates Inc.                Monthly; Quarterly   Current
Cambridge Associates LLC              Quarterly            Current
Charles River Systems, Inc.           As needed            Current
Citibank, N.A.                        Daily                Current
Credit Suisse APAF                    Monthly              30 days
CMS BondEdge                          As needed            Current
CRA RogersCasey                       Quarterly            Current
Deloitte & Touche LLP                 As needed            Current
Deloitte Tax LLP                      As needed            Current
Eagle Investment Systems Corp.        As needed            Current
Ernst & Young LLP                     As needed            Current
FactSet Research Systems, Inc.        As needed            Current
Financial Models Company, Inc.        As needed            Current
FT Interactive Data Corporation       Daily                Current
Institutional Shareholder Services,
  Inc.                                Daily                Current
International Data Corporation        Daily                Current
Investment Technology Group, Inc.     Daily                Current
Jeffrey Slocum & Associates, Inc.     As needed            Current
Lehman Brothers Inc.                  Daily                Current
Marco Consulting Group, Inc.          Monthly              Current
Markit Loans, Inc.                    Daily                Current
Mercer Investment Consulting, Inc.    Quarterly            Current
Moody's Investors Service Inc.        Weekly               7 days or more
New England Pension Consultants       Monthly              Current
PricewaterhouseCoopers LLP            As needed            Current
Reuters America Inc.                  Daily                Current

NAME                                  FREQUENCY            LAG TIME
----                                  ---------            --------
Rocaton Investment Advisors, LLC      As needed            Current
Russell/Mellon Analytical Services,
  LLC                                 Monthly              Current
Sapient Corporation                   As needed            Current
Standard & Poor's                     Daily                Current
Standard & Poor's Financial Services  Weekly               2 days or more
Standard & Poor's Securities
  Evaluation                          Daily                Current
State Street Bank and Trust Company   Daily                Current
Summit Strategies Group               Monthly; Quarterly   Current
The Macgregor Group, Inc.             As needed            Current
The Yield Book Inc.                   Daily                Current
Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
Wilshire Associates Incorporated      As needed            Current
Yanni Partners, Inc.                  Quarterly            Current
Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
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   Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
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   As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.


   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that are or are expected to be instrumental in the acquisition or retention of shareholders for Class A and Class C Shares of the Fund or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship, and the profitability of sales through the institutional relationship. These requirements may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley DW Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from the Fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund.

   Janus Distributors or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund.

   The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

   The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Fund's average daily net assets.

   Janus Capital has voluntarily agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee for Class S Shares, the distribution and shareholder servicing fees (12b-1) for Class A Shares, Class C Shares, and Class S Shares, brokerage commissions, interest, taxes, and extraordinary expenses, exceed 0.36% of average daily net assets. For information about how this expense limit affects the total expenses of each class of the Fund, see the table in the "Fees and Expenses" section of each prospectus. The waiver is voluntary, and as a result, could change or be terminated at any time at the discretion of Janus Capital.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the last three fiscal years ended July 31. The information presented in the table below reflects the investment advisory fee in effect during each of the fiscal years shown.

                                             2006                 2005                 2004
                                      Advisory             Advisory             Advisory
Fund Name                               Fees     Waivers     Fees     Waivers     Fees     Waivers
-------------------------------------------------------------------------------------------------
Money Market Fund                     $22,809    $22,809*  $34,991    $34,991*  $44,343    $44,343*

* Fee waiver by Janus Capital exceeded the advisory fee.


   The Fund's Advisory Agreement will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.



   A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement is included in the Fund's semiannual and/or annual report to shareholders.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal years ended July 31, the total amounts paid by Class S Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                 Administrative   Administrative   Administrative
                                                    Services         Services         Services
                                                      Fees             Fees             Fees
Fund Name                                        July 31, 2006    July 31, 2005    July 31, 2004
-------------------------------------------------------------------------------------------------
Money Market Fund                                   $22,611          $34,904          $44,176

   Janus Services is not compensated for its services related to Class A Shares and Class C Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

   The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses the DST sharelot system to track and process redemption fees and contingent deferred sales charges. For this system, the Fund currently pays DST at an annual rate of $0.40 per account. This fee is only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research, and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities, and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses, and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists, and government officials; and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   The Fund generally buys and sells securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may own greater than 25% of a Fund involved in a cross-trade.

   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

   As of July 31, 2006, the Fund did not own any securities of its regular broker-dealers (or parents).

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 69 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Chief Executive Officer of Red  69*              Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 Age 62                                                 private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.;
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       69               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 Age 49                                                                                                  Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages and
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Private investor. Formerly,     69               Director of
 151 Detroit Street                                     Executive Vice President and                     F.B. Heron
 Denver, CO 80206                                       Chief Operating Officer of The                   Foundation (a
 Age 48                                                 Rockefeller Brothers Fund (a                     private
                                                        private family foundation) and                   grantmaking
                                                        Vice President of Asian                          foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 23 funds. Including Janus Capital Funds Plc and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   69               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL).                   Director of
 Denver, CO 80206                                                                                        Divergence Inc.
 Age 67                                                                                                  (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         69               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 Age 62                                                 (private investment in public
                                                        equity firm); and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004); and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    69               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 61                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            69               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments.
 Age 67                                                 Formerly, CEO and President of
                                                        Marwal, Inc. (homeowner
                                                        association management
                                                        company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     69               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 Age 58                                                 (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations, and
                                                                                                         Economic Club
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2005,   POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          4/00-Present     Retired. Formerly, President    69               N/A
 151 Detroit Street                                     (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 68                                                 of Janus Capital or Janus
                                                        Capital Corporation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation;
                                                        President and Director
                                                        (1994-2002) of The Janus
                                                        Foundation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------

* The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
 NAME, AGE AS OF                               OFFICE* AND
 DECEMBER 31, 2005     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS           FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 Age 44                Janus Adviser Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Assistant Vice President of Janus
 Grauerholz-Lofton     and Secretary                          Capital and Janus Distributors LLC;
 151 Detroit Street                                           and Associate Counsel of Janus
 Denver, CO 80206      Vice President          3/06-Present   Capital. Formerly, Associate of
 Age 35                                                       Vedder, Price, Kaufman & Kammholz,
                                                              P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   President and Chief     1/06-Present   President of Janus Services LLC;
 151 Detroit Street    Executive Officer                      Senior Vice President and General
 Denver, CO 80206                                             Counsel of Janus Capital; and Senior
 Age 40                                                       Vice President and Assistant General
                                                              Counsel of Janus Distributors LLC.
                                                              Formerly, Senior Vice President and
                                                              General Counsel of Janus Services
                                                              LLC (2004-2006); Vice President
                                                              (1999-2005) of Janus Distributors
                                                              LLC; Vice President (2000-2004) and
                                                              Assistant General Counsel
                                                              (2002-2004) of Janus Services LLC;
                                                              and Vice President and Assistant
                                                              General Counsel (1999-2004) of Janus
                                                              Capital.
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and      6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Chief Compliance                       Compliance Officer of Janus Capital,
 Denver, CO 80206      Officer                                Janus Distributors LLC, and Janus
 Age 48                                                       Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 Age 43                Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)       4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)         5
 COMMITTEE    recommendations regarding      Jerome S. Contro
              matters related to the         William F. McCalpin
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)       5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market Funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)    5
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)    4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)  4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)     10
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of other Janus funds that are similarly managed as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2005.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------
 Thomas H. Bailey       None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other Janus-managed funds may pay all or a portion of compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation      Total Compensation
                                                     from the Fund for      from the Janus Funds for
                                                     fiscal year ended         calendar year ended
Name of Person, Position                               July 31, 2006          December 31, 2005(1)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee(2)                   $ 42                    $441,130
Jerome S. Contro, Trustee                                   $ 21                    $ 71,444
William F. McCalpin, Trustee                                $102                    $262,000
John W. McCarter, Jr., Trustee                              $ 31                    $267,167
James T. Rothe, Trustee                                     $105                    $303,500
William D. Stewart, Trustee                                 $ 31                    $272,000
Martin H. Waldinger, Trustee                                $150                    $262,000
Linda S. Wolf, Trustee                                      $ 25                    $146,444

(1) For Mr. Mullen, includes compensation for service on the boards of five Janus trusts comprised of 92 portfolios (23 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For Messrs. McCalpin, McCarter, Stewart, and Waldinger, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios. For Mr. Rothe, includes compensation for service on the boards of four Janus trusts comprised of 71 portfolios.
(2) Aggregate compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Class S Shares of the Fund can be purchased only through institutional channels such as retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. Not all financial intermediaries offer Class S Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

   Class A Shares and Class C Shares of the Fund are only available for purchase by exchange of Class A Shares and Class C Shares of another Fund of Janus Adviser Series or Janus Adviser, another Trust advised by Janus Capital.

   In order to receive a day's dividend, your order for any class of Shares must be received in good order by the close of the regular trading session of the New York Stock Exchange ("NYSE").

CLASS C SHARES AND CLASS S SHARES

   Class C Shares and Class S Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

CLASS A SHARES

   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order. Your financial intermediary may charge you a separate additional fee for transactions in Class A Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

CLASS A SHARES AND CLASS S SHARES

   As described in the Prospectuses, Class A Shares and Class S Shares have adopted a distribution and shareholder servicing plan (the "Class A Plan" and the "Class S Plan", respectively) adopted in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares and Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, SAI, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares, renamed S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan.

CLASS C SHARES

   As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 1.00% to 0.25%. This waiver will continue at least until December 1, 2007. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

   For the fiscal year ended July 31, 2006, the total amounts paid by the Class A Shares, Class C Shares and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below.


                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
    Class A Shares                  $     4         $    23       $    32              --            $    54
    Class C Shares                  $     9         $    50       $    20              --            $   574
    Class S Shares                  $   858         $14,161       $22,623         $ 1,136            $22,611

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

CLASS A SHARES

   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

CLASS C SHARES

   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.

   Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

   The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   All income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   As of November 1, 2006, the officers and Trustees as a group owned less than 1% of the outstanding Shares of any class of the Fund. As of November 1, 2006, the percentage ownership of any entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. To the best knowledge of the Trust, as of November 1, 2006, no other person owned beneficially more than 5% of any class of a Fund's outstanding shares, and no other person beneficially owned 25% or more of a class of shares of any Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of a class are not the beneficial owners of such shares, unless otherwise indicated.

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Money Market Fund --     HSBC Securities (USA) Inc.                  309,624             64.31%
  Class A Shares         FBO P. A. Cooper
                         New York, NY
                         NFS LLC                                      72,751             15.11%
                         FBO W. F. Seidler
                         Putnam Valley, NY
Money Market Fund --     RBC Dain Rauscher                           149,513             31.32%
  Class C Shares         FBO A. M. DeCeglie
                         Ridge, NY
                         Citigroup Global Markets Inc.                43,356              9.50%
                         A/C 00157H06843
                         New York, NY
                         National Investor Services                   44,613              9.34%
                         FBO 374-06264-15
                         New York, NY
                         RBC Dain Rauscher                            33,620              7.04%
                         FBO F. DeCeglie
                         Ridge, NY
                         First Clearing LLC                           26,887              5.63%
                         A/C 8201-9543
                         FBO H. E. Garte IRA
                         Newport Coast, CA
                         UBS Financial Services Inc.                  26,500              5.55%
                         FBO P. Hillman
                         Beach Haven, NJ
                         First Clearing LLC                           26,335              5.52%
                         A/C 3607-0847
                         FBO Garte & Associates Inc.
                         Newport Coast, CA
                         UBS Financial Services Inc.                  26,265              5.50%
                         FBO Seiden Foods Company Inc.
                         Margate, NJ
                         First Clearing LLC                           25,938              5.43%
                         A/C 2121-8280
                         FBO C. Creelman IRA
                         Alpine, CA

Name of Fund and Class   Name and Address of Beneficial Owner  Number of Shares   Percentage of Class
-----------------------------------------------------------------------------------------------------
Money Market Fund --     Reliance Trust Company                    2,198,704             23.67%
  Class S Shares         FBO Grey Eagle District DC Plan
                         Atlanta, GA
                         Reliance Trust Company                    1,477,122             15.90%
                         FBO M. Knepper 401k
                         Atlanta, GA
                         Reliance Trust Company                      565,023              6.08%
                         FBO Vontobel USA Inc. 401k
                         Atlanta, GA
                         Reliance Trust Company                      498,109              5.36%
                         FBO Engineered Lubricants 401k
                         Atlanta, GA
                         Reliance Trust Company                      489,600              5.27%
                         FBO C. Harford 401k
                         Atlanta, GA
                         MG Trust Company                            464,946              5.01%
                         FBO Tray-Pak Corp. 401k
                         Denver, CO

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers twenty-one series of shares, known as "Funds," twenty of which consist of five classes of shares and one of which consists of three classes of shares. Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   The Fund was formed from the reorganization of the Retirement Shares of the Money Market Portfolio of Janus Aspen Series into the Fund on July 31, 2000.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

   Money Market Fund offers three classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust (including Mr. Contro and Ms. Wolf, new Trustees), were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2006 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2006.

   Schedules of Investments as of July 31, 2006

   Statements of Assets and Liabilities as of July 31, 2006

   Statements of Operations for the period ended July 31, 2006

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  (JANUS LOGO)
                                 www.janus.com

                               151 Detroit Street
                          Denver, Colorado 80206-4805
                                 1-800-525-0020